VALIC Company II
2929 Allen Parkway
Houston, Texas 77019

January 1, 2010

VALIC Company II (“VC II”) is a mutual fund made up of 15 separate Funds (collectively, the “Funds” and each a “Fund”). Each of the Funds has a different investment objective. Each Fund is discussed in more detail on its Fact Sheet contained in this Prospectus.

Aggressive Growth Lifestyle Fund
Capital Appreciation Fund
Conservative Growth Lifestyle Fund
Core Bond Fund
High Yield Bond Fund
International Small Cap Equity Fund
Large Cap Value Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Moderate Growth Lifestyle Fund
Money Market II Fund
Small Cap Growth Fund
Small Cap Value Fund
Socially Responsible Fund
Strategic Bond Fund

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Welcome

This Prospectus provides you with information you need to know before investing in any of the Funds of VC II. Please read and retain this Prospectus for future reference. Unless otherwise specified in this prospectus, the words “you” and “your” mean the participant. “VALIC” means The Variable Annuity Life Insurance Company, the investment adviser to the Funds of VC II.

Individuals cannot invest in the Funds directly. Instead, they participate through an annuity contract or variable life insurance policy (collectively, the “Contracts” and each a “Contract”) with VALIC or one of its affiliates, or through a qualifying retirement plan (collectively, the “Plans” and each a “Plan”). For this purpose, Plans include qualifying employer-sponsored retirement plans and Individual Retirement Accounts (“IRAs”), under which the Funds may be offered without adversely affecting their availability under the Contracts.

All inquiries regarding this Prospectus, or a Contract or Plan issued by VALIC or an IRA in which VALIC serves as the custodian/trustee should be directed, in writing, to VALIC, P.O. Box 15648, Amarillo, Texas 79105-5648, or by calling 1-800-448-2542.

About the Funds

The investment objective and strategies for each of the Funds in this prospectus are non-fundamental and may be changed by VC II’s Board of Trustees without investor approval. Investors will be given written notice in advance of any change to a Fund’s investment objective. In addition, all of the Funds other than the Aggressive Growth Lifestyle Fund, Capital Appreciation Fund, Conservative Growth Lifestyle Fund, Money Market II Fund and Moderate Growth Lifestyle Fund have investment strategies that require 80% of each Fund’s assets to be invested consistently with its name. VC II may change these strategies without investor approval; however, investors will receive 60 days notice prior to any such change.

From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. There is no limit on Fund investments in money market securities for temporary defensive purposes. If a Fund takes such a temporary defensive position, it may not achieve its investment objective.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

About the Lifestyle Funds

VC II offers three Lifestyle Funds: the Aggressive Growth Lifestyle Fund, the Moderate Growth Lifestyle Fund, and the Conservative Growth Lifestyle Fund. Each of the Lifestyle Funds is a “fund of funds.” A “fund of funds” is a term used to describe a mutual fund that pursues its objective by investing in other mutual funds (the “Underlying Funds”), rather than in individual stocks or bonds. An investor in a Lifestyle Fund pays the expenses of the Lifestyle Fund and indirectly pays a proportionate share of the expenses of the Underlying Funds.

In determining which Lifestyle Fund is appropriate for you, you should consider your risk tolerance, investment goals, investment time horizon and financial circumstances. You should reconsider these factors from time-to-time to determine whether one of the Lifestyle Funds more accurately reflects your then current investment style and life stage. The allocation to stocks and bonds in each Lifestyle Fund reflects its greater or lesser emphasis on pursuing current income or capital growth and its risk tolerance.

The Aggressive Growth Lifestyle Fund primarily invests in Underlying Funds that invest in common stocks, which may provide capital growth, but may expose the Fund to greater market risk and higher volatility than the other Lifestyle Funds. The Conservative Growth Lifestyle Fund invests a significant portion of its assets in Underlying Funds that invest in fixed-income securities (such as bonds, U.S. government issued securities, and mortgage-backed and asset-backed securities), which are more likely to generate current income, and may expose the Fund to less risk and volatility and less opportunity for capital growth than the other Lifestyle Funds. The Moderate Growth Lifestyle Fund invests in Underlying Funds that invest in both equity securities and fixed-income securities, which may expose the Fund to a moderate level of risk when compared to the other Lifestyle Funds.

Aggressive Growth Lifestyle Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
PineBridge Investments, LLC (“PineBridge”)

Investment Objective
The Fund seeks growth through investments in a combination of the Funds of VC II and VALIC Company I (“VC I”), another mutual fund managed by VALIC (“Underlying Funds”).

To help determine whether the Fund or another Lifestyle Fund is an appropriate investment for you, please see “About the Lifestyle Funds” on page 3.

Investment Strategy
As a “fund of funds,” the Fund’s principal investment strategy is to allocate assets among a combination of the Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). The Fund uses asset allocation strategies to determine how much to invest in the Underlying Funds.

Generally, the Fund invests a larger portion of its assets in Underlying Funds that invest in securities with a greater opportunity for capital growth, such as stocks, and generally has a higher level of risk than the Moderate Growth Lifestyle Fund and the Conservative Growth Lifestyle Fund. The Fund’s indirect holdings are primarily in equity securities of domestic and foreign companies of any market capitalization, and fixed-income securities of domestic issuers. A portion of the Fund’s indirect holdings may also include fixed-income securities of foreign issuers and derivatives (such as futures and options).

Asset allocation is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your personal investment goals, time horizons and risk tolerance. The projected asset allocation ranges for the Fund are as follows: domestic equity securities (45%-70%), fixed income securities (10%-50%), international equity securities (5%-25%) and real estate securities (0%-15%).

This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. The sub-adviser has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund’s investment objective. The sub-adviser may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

The Fund is non-diversified, which means that it can invest a larger portion of its assets in the stock of a single company (e.g., one of the Underlying Funds) than can some other mutual funds.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks associated with the Underlying Funds, as presented alphabetically, the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Underlying Fund may engage in frequent trading of portfolio securities to achieve its investment objective. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Underlying Fund. In addition, because the Underlying Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section, we provide the Fund’s portfolio turnover rate for each of the last five years.

Currency Risk: Because the Underlying Funds’ foreign investments are generally held in foreign currencies, an Underlying Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives by the Underlying Funds involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Underlying Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Underlying Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities by the Underlying Funds involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Investments in even well-established growth stocks by the Underlying Funds can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines.

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower volatility, an Underlying Fund’s value may not rise as much as the value of funds that emphasize investments in smaller capitalization companies.

Aggressive Growth Lifestyle Fund

Management Risk: The risk that the sub-adviser’s selection of the Underlying Funds, and the allocation and reallocation of Fund assets among the Underlying Funds, may not produce the desired result.

Market Risk: An Underlying Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Underlying Funds may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Funds’ investment approaches could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Non-Diversification Risk: As a non-diversified fund, the Fund may concentrate its assets in a smaller number of investments and the Fund’s risk is increased because the effect of each holding on the Fund’s performance is greater.

Real Estate Industry Risk: Because the Fund may select Underlying Funds that invest heavily in real estate securities, it may be subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. The Underlying Funds also could be subject to the risks of direct ownership as a result of a default on a debt security it may own. If the Underlying Funds have rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the S&P 500® Index as well as a blended index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

AIGGIC assumed sub-advisory duties on January 1, 2002. Prior to this date, VALIC managed the Fund.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2009, the Fund’s return was 23.64%.

Best quarter:  21.90%, quarter ending December 31, 1999

Worst quarter:  −17.12%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the S&P 500® Index and the Fund’s benchmark and a blended index, which is described below. The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. No sales charges have been applied to the S&P 500® Index, and an investor cannot invest directly in it.

As of December 31, 2008	1 Year	5 Years	10 Years

The Fund	−32.95%	1.28%	1.80%
S&P 500® Index	−37.00%	−2.19%	−1.38%
Blended Index	−29.95%	0.74%	1.91%

Blended Index Information
The Blended Index consists of the Russell 3000® Index (54%), the Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI EAFE”) Index (13%), the Barclays Capital U.S. Aggregate Bond Index (25%) and the FTSE European Public Real Estate Association (“EPRA”) / National Association of Real Estate Investment Trusts (“NAREIT”) Global Real Estate Index (8%).The Russell 3000 Index follows the 3,000 largest U.S. companies, based on total market capitalization. The MSCI EAFE Index is comprised of the 21 MSCI country indices and measures the performance of approximately 1,000 large-cap stocks. The Barclays Capital U.S. Aggregate Bond Index represents securities that are domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The FTSE EPRA/NAREIT Global Real Estate Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

Capital Appreciation Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
Bridgeway Capital Management, Inc. (“Bridgeway”)

Investment Objective
The Fund seeks long-term capital appreciation by investing primarily in a broadly diversified portfolio of stocks and other equity securities of U.S. companies.

Investment Strategy
The Fund invests in the following types of equity securities of U.S. issuers: common stocks, rights and warrants, securities convertible into or exchangeable for common stocks, and depositary receipts relating to equity securities.

The sub-adviser seeks to identify growth opportunities for the Fund. The sub-adviser looks for sectors and companies that it believes will outperform the overall market. The sub-adviser also looks for themes or patterns that it generally associates with growth companies, such as: significant fundamental changes, including changes in senior management; generation of a large free cash flow; proprietary products and services; and company share-buyback programs. The sub-adviser selects growth companies whose stocks appear to be available at a reasonable price relative to projected growth.

The Fund may invest up to 20% of total assets in the equity securities of foreign issuers.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks, as presented alphabetically, the value of your investment may fluctuate:

Active Trading Risk: Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section, we provide the Fund’s portfolio turnover rate for each of the last five years.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser may fail to produce the intended return.

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Prior to January 1, 2002, the Fund was sub-advised by Goldman Sachs Asset Management. From January 1, 2002 to August 28, 2006, the Fund was sub-advised by Credit Suisse Asset Management, LLC. Bridgeway assumed sub-advisory duties on August 28, 2006.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Capital Appreciation Fund

For the year-to-date through September 30, 2009, the Fund’s return was 21.95%.

Best quarter: 23.01%, quarter ending December 31, 1999

Worst quarter: −25.65%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, the Russell 1000® Growth Index, a broad-based securities market index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

Since Inception
As of December 31, 2008	1 Year	5 Years	(9/21/1998)

Capital Appreciation	−44.17%	−4.39%	−5.40%
Russell 1000® Growth Index	−38.44%	−3.42%	−4.27%

The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

Conservative Growth Lifestyle Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks current income and low to moderate growth of capital through investments in a combination of the Funds of VC II and VALIC Company I (“VC I”), another mutual fund managed by VALIC (“Underlying Funds”).

To help determine whether the Fund or another Lifestyle Fund is an appropriate investment for you, please see “About the Lifestyle Funds” on page 3.

Investment Strategy
As a “fund of funds,” the Fund’s principal investment strategy is to allocate assets among a combination of the Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). The Fund invests a larger portion of its assets in Underlying Funds that invest in securities that generate current income, and generally has a lower risk level than the Aggressive Growth and Lifestyle Fund and Moderate Growth Lifestyle Fund.

The Fund’s indirect holdings are primarily in fixed-income securities of domestic and foreign issuers and in equity securities of domestic companies. The Underlying Funds also invest, to a limited extent, in equity securities of foreign issuers, derivatives (such as futures and options) and lower rated fixed-income securities.

Asset allocation is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your personal investment goals, time horizons and risk tolerance. The projected asset allocation ranges for the Fund are as follows: fixed income securities (55%-90%), domestic equity securities (10%-35%), international equity securities (0%-20%) and real estate securities (0%-6%).

This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. The sub-adviser has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund’s investment objective. The sub-adviser may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

The Fund is non-diversified, which means that it can invest a larger portion of its assets in the stock of a single company (e.g., one of the Underlying Funds) than can some other mutual funds.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks associated with the Underlying Funds as presented alphabetically, the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed-income security owned by an Underlying Fund may be unable to make interest or principal payments.

Currency Risk: Because the Underlying Funds’ foreign investments are generally held in foreign currencies, an Underlying Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives by the Underlying Funds involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Underlying Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Underlying Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Fixed-Income Security Risk:  To the extent the Underlying Funds invest significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. A portion of the Underlying Fund’s investments in bonds may be in high yielding, high risk fixed income securities, commonly known as junk bonds that are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

Foreign Investment Risk: Investments in foreign securities by the Underlying Funds involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of an Underlying Fund’s interest-paying fixed-income securities.

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower volatility, an Underlying Fund’s value may not rise as much as the value of funds that emphasize investments in smaller capitalization companies.

Management Risk: The risk that the sub-adviser’s selection of the Underlying Funds, and the allocation and reallocation of Fund assets among the Underlying Funds, may not produce the desired result.

Conservative Growth Lifestyle Fund

Market Risk: An Underlying Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Underlying Funds may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Funds’ investment approaches could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Non-Diversification Risk: As a non-diversified fund, the Fund may concentrate its assets in a smaller number of investments and the Fund’s risk is increased because the effect of each holding on the Fund’s performance is greater.

Prepayment Risk: The risk that issuers of fixed-income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Underlying Funds to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Underlying Funds.

Risk of Lower Rated Fixed-Income Securities: Certain of the Underlying Funds may invest in high yielding, high risk fixed-income securities, commonly referred to as junk bonds, that are regarded as predominantly speculative with respect to an issuer’s continuing ability to meet principal and interest payments. Investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the S&P 500® Index as well as a blended index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

AIGGIC assumed sub-advisory duties on January 1, 2002. Prior to this date, VALIC managed the Fund.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2009, the Fund’s return was 16.94%.

Best quarter: 11.58%, quarter ending December 31, 1999

Worst quarter: −7.79%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the S&P 500® Index and the Fund’s benchmark and a blended index, which is described below. The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. No sales charges have been applied to the S&P 500® Index, and an investor cannot invest directly in it.

As of December 31, 2008	1 Year	5 Years	10 Years

The Fund	−18.33%	2.15%	3.57%
S&P 500® Index	−37.00%	−2.19%	−1.38%
Blended Index	−12.57%	3.00%	4.04%

Blended Index Information
The Blended Index consists of the Russell 3000® Index (24%), the Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI EAFE”) Index (8%), the Barclays Capital U.S. Aggregate Bond Index (65%) and the FTSE European Public Real Estate Association (“EPRA”) / National Association of Real Estate Investment Trusts (“NAREIT”) Global Real Estate Index (3%). The Russell 3000 Index follows the 3,000 largest U.S. companies, based on total market capitalization. The MSCI EAFE Index is comprised of the 21 MSCI country indices and measures the performance of approximately 1,000 large-cap stocks. The Barclays Capital U.S. Aggregate Bond Index represents securities that are domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The FTSE EPRA/NAREIT Global Real Estate Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

Core Bond Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks the highest possible total return consistent with conservation of capital through investments in medium-to high-quality fixed-income securities.

Investment Strategy
The Fund invests, under normal circumstances, at least 80% of net assets in medium- to high-quality fixed-income securities, including corporate debt securities of domestic and foreign companies, or in securities issued or guaranteed by the U.S. Government, mortgage-backed or asset-backed securities. Although the Fund invests primarily in medium- to high-quality fixed income securities, which are considered investment-grade, up to 20% of its net assets may be invested in lower-quality fixed income securities (junk bonds), which are considered below investment-grade. A fixed income security will be considered investment-grade if it is rated Baa3 or higher by Moody’s Investor Services, Inc. or BBB- or higher by Standard & Poor’s Corporation. “Net assets” will take into account borrowing for investment purposes.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

A portion of the Fund’s assets may be invested in U.S. dollar-denominated fixed-income securities issued by foreign issuers, although the Fund currently intends to limit these investments to no more than 40% of its total assets. These fixed-income securities are rated investment grade or higher at the time of investment. However, the sub-adviser is not required to dispose of a security if its rating is downgraded.

Up to 20% of the Fund’s net assets may be invested in interest-bearing short-term investments, such as commercial paper, bankers’ acceptances, bank certificates of deposit, and other cash equivalents and cash. Equity securities, including common or preferred stocks, convertible securities, and warrants, may comprise up to 20% of the Fund’s net assets.

Up to 10% of the Fund’s net assets may be invested in credit default swaps. A credit default swap is a transaction involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security.

The Fund’s investment strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company’s securities and general market and monetary conditions. Consequently, the Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks, as presented alphabetically, the value of your investment may fluctuate:

Active Trading Risk: Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section, we provide the Fund’s portfolio turnover rate for each of the last five years.

Credit Risk: The risk that an issuer of a fixed-income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Fixed Income Security Risk: As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Core Bond Fund

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund’s interest-paying fixed-income securities.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Prepayment Risk: The risk that issuers of fixed-income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

Risk of Lower Rated Fixed-Income Securities: A portion of the Fund’s investments may be in high yielding, high risk fixed-income securities, commonly referred to as junk bonds, that are regarded as predominantly speculative with respect to an issuer’s continuing ability to meet principal and interest payments. Investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

AIGGIC assumed sub-advisory duties on January 1, 2002. Prior to January 1, 2002, American General Investment Management, L.P. sub-advised the Fund.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2009, the Fund’s return was 14.16%.

Best quarter: 4.43%, quarter ending September 30, 2002

Worst quarter: −3.17%, quarter ending September 30, 2008

This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

As of December 31, 2008	1 Year	5 Years	10 Years

Core Bond	−4.79%	2.14%	3.72%
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%

The Barclays Capital U.S. Aggregate Bond Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

High Yield Bond Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
Wellington Management Company, LLP (“Wellington Management”)

Investment Objective
The Fund seeks the highest possible total return and income consistent with conservation of capital through investment in a diversified portfolio of high yielding, high risk fixed-income securities.

Investment Strategy
At least 80% of the Fund’s net assets are invested, under normal circumstances, in below-investment grade junk bonds. These high yielding, high risk fixed-income securities are rated below Baa3 by Moody’s Investor Services, Inc. (“Moody’s”) and BBB− by Standard & Poor’s Corporation (“S&P”). Up to 15% of net assets can be rated below Caa3 by Moody’s or CCC− by S&P. The Fund may also invest up to 35% of net assets in below-investment grade foreign fixed-income securities. “Net assets” will take into account borrowing for investment purposes.

To balance this risk, the Fund may invest up to 20% of net assets in investment grade fixed-income securities, those rated Baa3 or higher by Moody’s and BBB− or higher by S&P. In addition, the Fund may invest up to 15% of net assets in zero coupon securities (securities not paying current cash interest), and up to 20% of net assets in equity securities. Equity securities includes common or preferred stocks, warrants, and convertible securities.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks, as presented alphabetically, the value of your investment may fluctuate:

Active Trading Risk: Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section, we provide the Fund’s portfolio turnover rate for each of the last five years.

Credit Risk: The risk that an issuer of a fixed-income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Fixed Income Security Risk: As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund’s interest-paying fixed-income securities.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Prepayment Risk: The risk that issuers of fixed-income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

High Yield Bond Fund

Risk of Lower Rated Fixed-Income Securities: The Fund’s investments will be in high yielding, high risk fixed-income securities, commonly referred to as junk bonds, that are regarded as predominantly speculative with respect to an issuer’s continuing ability to meet principal and interest payments. Investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Wellington Management assumed sub-advisory duties on July 24, 2009. From January 1, 2002 to July 24, 2009, AIG Global Investment Corp. served as sub-adviser to the Fund. Prior to January 1, 2002, American General Investment Management, L.P. sub-advised the Fund.

This chart illustrates the Fund’s annual returns for the last ten calendar years, Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2009, the Fund’s return was 34.99%.

Best quarter: 10.38%, quarter ending June 30, 2003

Worst quarter: −23.37%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, the Citigroup High-Yield Market Index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

As of December 31, 2008	1 Year	5 Years	10 Years

High Yield Bond	−31.29%	−0.54%	2.45%
Citigroup High-Yield Market Index	−25.91%	−0.93%	2.19%

The Citigroup High-Yield Market Index measures the performance of below investment grade debt issued by corporations domiciled in the U.S. or Canada. All of the bonds in such index are publicly placed, have a fixed coupon, and are nonconvertible.

International Small Cap Equity Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Invesco Advisers, Inc. (“Invesco”)

Investment Objective
The Fund seeks to provide long-term capital appreciation through equity and equity-related investments in small capitalization companies outside the United States.

Investment Strategy
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity and equity-related securities of small cap companies throughout the world, excluding the United States. The definition of a “small cap company” is dependent on the size of the market. The sub-adviser will determine company size on a country-specific basis. The Fund will invest primarily in small cap companies whose capitalization, at the time of purchase, does not exceed U.S. $6.0 billion.

The Fund is not limited in the amount it invests in any one country. The sub-adviser will try to select a wide range of industries and companies and may invest in developing or emerging market countries.

Equity securities in which the Fund may invest may include common stocks, preferred stocks, convertible securities and depositary receipts.

Under normal market conditions, the Fund may also invest up to 20% of its net assets in fixed-income securities rated as investment grade by Moody’s Investors Service, Inc., Standard & Poor’s Corporation or Fitch Ratings. Fixed-income securities may be denominated in various currencies; however, no more than 20% of the Fund’s net assets will be invested in fixed-income securities denominated in a currency other than the U.S. dollar or invested in fixed-income securities issued by a single foreign government or international organization, such as the World Bank.

Invesco, through a sub-sub-advisory relationship with its affiliate, Invesco Asset Management Ltd. (“IAML”), and AIGGIC will each manage approximately 50% of the Fund’s assets.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks, as presented alphabetically, the value of your investment may fluctuate:

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Developing Country Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing countries, as these markets are generally more volatile than the markets of developed countries.

Fixed-Income Security Risk: As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. A portion of the Fund’s investments in bonds may be in high yielding, high risk fixed income securities, commonly known as junk bonds that are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Investments in junk bonds involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Small Capitalization Company Risk: Investing in small companies involves greater risk than is customarily associated with investments in larger companies, because the small companies offer greater opportunity for capital appreciation. Stock of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their management may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from

International Small Cap Equity Fund

larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Invesco assumed co-sub-advisory duties of the Fund on December 14, 2009. IAML began to serve as a sub-sub-adviser to the Fund pursuant to a sub-subadvisory agreement between Invesco and IAML effective December 14, 2009. AIGGIC assumed sub-advisory duties on October 11, 2004. The Fund was sub-advised by Putnam Investment Management, LLC from January 1, 2002 through October 8, 2004. From July 24, 2000 through December 31, 2001, the Fund was sub-advised by Thompson, Siegel & Walmsley, Inc. From inception to July 24, 2000, the Fund was sub-advised by Jacobs Asset Management Inc.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2009, the Fund’s return was 24.11%.

Best quarter: 47.20%, quarter ending December 31, 1999

Worst quarter: −22.67%, quarter ending September 30, 2008

This table compares the Fund’s average annual returns of the Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) Small Cap Index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

As of December 31, 2008	1 Year	5 Years	10 Years

International Small Cap Equity	−41.41%	2.87%	2.63%
MSCI EAFE Small Cap Index	−48.36%	−0.84%	2.27%

The MSCI EAFE Small Cap Index is made up of 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country in the MSCI EAFE Index. MSCI defines the small cap universe as all listed securities that have a market capitalization in the range of US $200 million to $1.5 billion.

Large Cap Value Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
SSgA Funds Management, Inc. (“SSgA FM”)

Investment Objective
The Fund seeks to provide total returns that exceed over time the Russell 1000® Value Index (“Index”) through investment in equity securities.

The Index is a sub-index of the Russell 3000® Index. The Russell 3000® Index follows the 3,000 largest U.S. companies, based on total market capitalization. The Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, focusing on those with lower price-to-book ratios and lower forecasted growth values.

Investment Strategy
The Fund invests, under normal circumstances, at least 80% of net assets in a portfolio comprised of equity securities of large market capitalization companies traded in the U.S. that are deemed to be attractive by the portfolio management team. A company will be considered a large-cap company if its market capitalization, at the time of purchase, is equal to or greater than the smallest company in the Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on June 26, 2009, the market capitalization range of the companies in the Index was approximately $829 million to $338 billion. “Net assets” will take into account borrowing for investment purposes.

The sub-adviser uses a systematic investment process that incorporates multiple, uncorrelated security evaluation measures aimed at identifying and exploiting misvaluations within the large cap equity market defined above. The sub-adviser’s team attempts to apply this process in an objective, risk-controlled manner with a long-term investment perspective.

The constructed portfolio is well-diversified, maintaining industry and sector exposures and macroeconomic and risk characteristics that are similar to the Index.

In addition, the Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Active Trading Risk: Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section, we provide the Fund’s portfolio turnover rate for each of the last five years.

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Quantitative Risk: The different factors that go into the quantitative analysis can be changed periodically. The weight of each factor may also change; thus, the analytical model may have different historical or future performance compared to the Fund.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Value Investing Risk: The risk that the portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Large Cap Value Fund

For the year-to-date through September 30, 2009, the Fund’s return was 8.57%.

Best quarter: 16.26%, quarter ending June 30, 2003

Worst quarter: −20.41%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, the Russell 1000® Value Index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

As of December 31, 2008	1 Year	5 Years	10 Years

Large Cap Value	−36.72%	−0.90%	1.59%
Russell 1000® Value Index	−36.85%	−0.79%	1.36%

The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Mid Cap Growth Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
Invesco Advisers, Inc. (“Invesco”)

Investment Objective
The Fund seeks long-term capital appreciation principally through investments in medium capitalization equity securities, such as common and preferred stocks and securities convertible into common stocks.

Investment Strategy
This Fund invests, under normal circumstances, at least 80% of net assets in the equity securities and equity related instruments of medium capitalization companies. A company will be considered a mid-cap company if its market capitalization, at time of purchase, ranges from the smallest company included in the Russell MidCap® Index to the largest company in the Russell MidCap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on June 26, 2009, the market capitalization range of the companies in the Index was $779 million to $12.2 billion. Companies falling within the lower end of this range may be considered small-capitalization companies. “Net assets” will take into account borrowing for investment purposes.

The sub-adviser seeks to achieve capital appreciation through an opportunistic investment strategy with a growth bias. The core of the Fund’s portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions and other factors that the sub-adviser believes will lead to rapid sales or earnings growth.

Up to 20% of the Fund’s net assets may be invested in other domestic equity securities, including common and preferred stocks, convertible securities and bonds. The Fund may invest up to 25% of its net assets in foreign securities. The Fund may purchase American Depository Receipts (“ADRs”) but does not consider ADRs or Canadian securities to be foreign securities.

The sub-adviser uses a “bottom up” approach to select specific investments, employing analysis that contains elements of traditional dividend discount and earnings yield models, establishes predicted relative valuation for equity and fixed-income markets, and determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market. Although the Fund’s portfolio securities generally will be acquired for the long term, they may be sold under some of the following circumstances when the sub-adviser believes that: a) the anticipated price appreciation has been achieved or is no longer probable; b) alternative investments offer superior total return prospects; or c) fundamentals change adversely.

While the Fund generally invests in mid-sized companies, the Fund sometimes invests in the securities of smaller companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies, and the price of Fund shares tends to fluctuate more than it would if the Fund invested in the securities of larger companies.

The Fund’s strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company’s securities and general market and monetary conditions. Consequently, the Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Active Trading Risk: Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section, we provide the Fund’s portfolio turnover rate for each of the last five years.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion their share prices in a down market. Since many investors buy these stocks because of anticipated

Mid Cap Growth Fund

superior earnings growth, earnings disappointments often result in sharp price declines.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Medium Capitalization Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-advisers, may fail to produce the intended return.

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Invesco assumed sub-advisory duties on October 20, 2004. The Fund was sub-advised by Invesco Institutional (N.A.), Inc. from May 1, 2004 through October 20, 2004. From September 29, 2000 to May 1, 2004, the Fund was sub-advised by INVESCO Funds Group. From inception to September 29, 2000, Brown Capital Management Inc. was the Fund’s sub-adviser.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, the Russell MidCap® Growth Index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

For the year-to-date through September 30, 2009, the Fund’s return was 34.72%.

Best quarter:  29.78%, quarter ending December 31, 2001

Worst quarter:  −33.11%, quarter ending September 30, 2001

As of December 31, 2008	1 Year	5 Years	10 Years

Mid Cap Growth	−46.62%	−2.59%	−4.53%
Russell MidCap® Growth Index	−44.32%	−2.33%	−0.19%

The Russell MidCap® Growth Index measures the performance of those mid cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

Mid Cap Value Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Advisers
FAF Advisors, Inc. (“FAF Advisors”)
Wellington Management Company, LLP (“Wellington
  Management”)

Investment Objective
The Fund seeks capital growth, through investment in equity securities of medium capitalization companies using a value-oriented investment approach.

Investment Strategy
The Fund invests, under normal circumstances, at least 80% of net assets in equity securities of mid-capitalization companies. “Net assets” will take into account borrowing for investment purposes. Mid-capitalization companies include companies with a market capitalization equaling or exceeding $500 million but not exceeding the largest market capitalization of the Russell Midcap® Index range. As of the most recent annual reconstitution of the Russell Midcap® Index on June 26, 2009, the market capitalization range of the companies in the Index was $779 million to $12.2 billion. Companies falling within the lower end of this market capitalization range may be considered small-capitalization companies.

The sub-advisers use their own investment strategies to pursue the Fund’s investment objective. Generally, the sub-advisers select stocks that they believe meet one or more of the following criteria.

-	are undervalued relative to other securities in the same industry or market;

-	exhibit good or improving fundamentals; or

-	exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

In determining whether a company is exhibiting good or improving fundamentals, each sub-adviser conducts extensive research, which generally consists of reviewing of a company’s business prospects, including its financial strength, business plans, industry, position and/or management experience. Each sub-adviser’s valuation techniques are a key component to the Fund’s investment approach.

The Fund may invest up to 20% of its total assets in foreign securities. In addition, the Fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the Fund’s return.

Wellington Management manages approximately 60% of the Fund’s assets and FAF Advisors manages approximately 40% of the Fund’s assets. The amount that each sub-adviser manages may change from time-to-time as determined by VALIC.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks, as presented alphabetically, the value of your investment may fluctuate:

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Medium Capitalization Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-advisers, may fail to produce the intended return.

Value Investing Risk: The risk that the portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Mid Cap Value Fund

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Prior to January 1, 2002, the Fund was sub-advised by Neuberger Berman Management, Inc. Wellington Management assumed sub-advisory duties on January 1, 2002, and FAF Advisors assumed sub-advisory duties on November 7, 2005.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2009, the Fund’s return was 29.60%.

Best quarter: 21.26%, quarter ending June 30, 2003

Worst quarter: −21.11%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, the Russell 2500® Value Index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

As of December 31, 2008	1 Year	5 Years	10 Years

Mid Cap Value	−38.69%	−1.32%	5.97%
Russell 2500® Value Index	−31.99%	−0.15%	5.72%

The Russell 2500® Value Index measures the performance of those Russell 2500® companies (the 2500 smallest companies, by market capitalization in the Russell 3000® Index) with lower price-to-book ratios and lower forecasted growth values.

Moderate Growth Lifestyle Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks growth and current income through investments in a combination of Funds of VC II and VALIC Company I (“VC I”), another mutual fund managed by VALIC (“Underlying Funds”).

To help determine whether the Fund or another Lifestyle Fund is an appropriate investment for you, please see “About the Lifestyle Funds” on page 3.

Investment Strategy
As a “fund of funds,” the Fund’s principal investment strategy is to allocate assets among a combination of the Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). The Fund invests its assets in Underlying Funds that invest in securities that seek growth of capital, such as stocks, and securities that generate current income, such as bonds and U.S. government-issued securities. The Fund generally has a lower level of risk than the Aggressive Growth Lifestyle Fund but a greater level of risk than the Conservative Growth Lifestyle Fund.

The Fund’s indirect holdings are primarily in domestic and foreign fixed-income securities and equity securities of domestic large-capitalization companies. The Fund’s indirect holdings may also include foreign and domestic equity securities of medium- and small-capitalization companies, derivatives (such as futures and options) and lower rated fixed-income securities.

Asset allocation is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your personal investment goals, time horizons and risk tolerance. The projected asset allocation ranges for the Fund are as follows: fixed income securities (30%-70%), domestic equity securities (30%-50%), international equity securities (0%-20%) and real estate securities (0%-10%).

This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. The sub-adviser has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund’s investment objective. The sub-adviser may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

The Fund is non-diversified, which means that it can invest a larger portion of its assets in the stock of a single company (e.g., one of the Underlying Funds) than can some other mutual funds.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks associated with the Underlying Funds, as presented alphabetically, the value of your investment may fluctuate:

Currency Risk: Because the Underlying Funds’ foreign investments are generally held in foreign currencies, an Underlying Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives by the Underlying Funds involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Underlying Funds’ potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Underlying Funds’ derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Fixed Income Security Risk: To the extent the Underlying Funds invest significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. A portion of the Underlying Fund’s investments in bonds may be in high yielding, high risk fixed income securities, commonly known as junk bonds that are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Investments in junk bonds involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities.

Foreign Investment Risk: Investments in foreign securities by the Underlying Funds involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower volatility, an Underlying Fund’s value may not rise as much as the value of funds that emphasize investments in smaller capitalization companies.

Management Risk: The risk that the sub-adviser’s selection of the Underlying Funds, and the allocation and reallocation of Fund assets among the Underlying Funds, may not produce the desired result.

Market Risk: An Underlying Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or

Moderate Growth Lifestyle Fund

abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Underlying Funds may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Funds’ investment approaches could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Non-Diversification Risk: As a non-diversified fund, the Fund may concentrate its assets in a smaller number of investments and the Fund’s risk is increased because the effect of each holding on the Fund’s performance is greater.

Prepayment Risk: The risk that issuers of fixed-income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Underlying Funds to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Underlying Funds.

Real Estate Industry Risk: Because the Fund may select Underlying Funds that invest heavily in real estate securities, it may be subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. The Underlying Funds also could be subject to the risks of direct ownership as a result of a default on a debt security it may own. If the Underlying Funds have rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

AIGGIC assumed sub-advisory duties on January 1, 2002. Prior to this date, VALIC managed the Fund.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2009, the Fund’s return was 21.31%.

Best quarter: 15.23%, quarter ending December 31, 1999

Worst quarter: −12.67%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the S&P 500® Index and the Fund’s benchmark and a blended index, which is described below. The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. No sales charges have been applied to the S&P 500® Index, and an investor cannot invest directly in it.

As of December 31, 2008	1 Year	5 Years	10 Years

The Fund	−26.18%	1.52%	2.88%
S&P 500® Index	−37.00%	−2.19%	−1.38%
Blended Index	−21.52%	1.87%	2.98%

Blended Index Information
The Blended Index consists of the Russell 3000 Index (40%), the Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI EAFE”) Index (10%), the Barclays Capital U.S. Aggregate Bond Index (45%) and the FTSE European Public Real Estate Association (“EPRA”) / National Association of Real Estate Investment Trusts (“NAREIT”) Global Real Estate Index (5%). The Russell 3000 Index follows the 3,000 largest U.S. companies, based on total market capitalization. The MSCI EAFE Index is comprised of the 21 MSCI country indices and measures the performance of approximately 1,000 large-cap stocks. The Barclays Capital U.S. Aggregate Bond Index represents securities that are domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The FTSE EPRA/NAREIT Global Real Estate Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

Money Market II Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
SunAmerica Asset Management Corp. (“SAAMCo”)

Investment Objective
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

Investment Strategy
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. In accordance with Rule 2a-7 of the Investment Company Act of 1940 (the “1940 Act”), such securities must mature in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. These practices are designed to minimize any fluctuation in the value of the Fund’s portfolio.

The investments this Fund may buy include:

-	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

-	Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion;

-	Commercial paper sold by corporations and finance companies;

-	Corporate debt obligations with remaining maturities of 13 months or less;

-	Repurchase agreements;

-	Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund’s net assets);

-	Asset-backed securities;

-	Adjustable rate securities;

-	Variable rate demand notes; and

-	Illiquid and restricted securities (limited to 10% of the Fund’s net assets at all times).

Investment Risk
Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because of the following principal risks the value of your investment may fluctuate and you could lose money:

Credit Risk: The risk that the issuer in which a Fund invests will fail financially or otherwise fail to honor its obligations. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

Interest Rate Fluctuations Risk: The volatility of fixed income securities is due principally to changes in interest rates. The market value of money market securities and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risks of Investing in Money Market Securities: An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

U.S. Government Obligations Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Fund’s benchmark the Treasury Bill 3 Month Index (“T-Bill 3 Month Index”). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

SAAMCo was added as sub-adviser effective January 1, 2002. Prior to this date, VALIC managed the Fund.

For the year-to-date through September 30, 2009, the Fund’s return was 0.35%.

Best quarter: 1.56%, quarter ended December 31, 2000

Worst quarter: 0.13%, quarter ended September 30, 2003

Money Market II Fund

This table compares the Fund’s average annual returns to the returns of the T-Bill 3 Month Index for the periods shown. The T-Bill 3 Month Index measures monthly performance of 90-day U.S. Treasury Bills.

As of December 31, 2008	1 Year	5 Years	10 Years

Money Market II	2.24%	2.99%	3.12%
T-Bill 3 Month Index	1.41%	2.98%	3.16%

Small Cap Growth Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
J.P. Morgan Investment Management Inc. (“JPMIM”)

Investment Objective
The Fund seeks to provide long-term capital growth.

Investment Strategy
Under normal market conditions, the Fund invests at least 80% of net assets in the equity securities of small capitalization (small-cap) companies. Typically, the Fund invests in securities of companies with a history of above-average growth, as well as companies expected to have above-average growth.

A company will be considered a small-cap company if its market capitalization, at time of purchase, is equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on June 26, 2009, the market capitalization range of the companies in the Index was $78 million to $1.7 billion. The sub-adviser may continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company’s market cap value exceeds these small cap measures.

The sub-adviser may invest in derivatives, which are instruments that have a value based on another instrument, exchange rate or index, as a substitute for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

In managing the Fund, the sub-adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The sub-adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the sub-adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The sub-adviser may sell a security for several reasons. The sub-adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security, which the adviser no longer considers reasonably valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks, as presented alphabetically, the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion their share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Small Capitalization Company Risk: Investing in small companies involves greater risk than is customarily associated with investing in larger companies because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Small Cap Growth Fund

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

JPMIM assumed sub-advisory responsibilities on December 10, 2007. From January 1, 2002 to December 10, 2007, Franklin Advisers, Inc. sub-advised the Fund and prior to January 1, 2002, JPMIM sub-advised the Fund.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2009, the Fund’s return was 31.12%.

Best quarter: 48.83%, quarter ending December 31, 1999

Worst quarter: −31.02%, quarter ending September 30, 2001

This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, the Russell 2000® Growth Index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

As of December 31, 2008	1 Year	5 Years	10 Years

Small Cap Growth	−43.22%	−5.47%	−2.76%
Russell 2000® Growth Index	−38.54%	−2.35%	−0.76%

The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

Small Cap Value Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
J.P. Morgan Investment Management Inc. (“JPMIM”)

Investment Objective
The Fund seeks to provide maximum long-term return, consistent with reasonable risk to principal, by investing primarily in securities of small capitalization companies in terms of revenues and/or market capitalization.

Investment Strategy
The Fund invests, under normal circumstances, at least 80% of net assets in equity securities of small capitalization companies. “Net assets” will take into account borrowing for investment purposes.

A company will be considered a small-capitalization company if its market capitalization, at time of purchase, is equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on June 26, 2009, the market capitalization range of the companies in the Index was $78 million to $1.7 billion. The sub-adviser will use a value-oriented approach. Companies will be selected based upon valuation characteristics such as price-to-cash flow ratios which are at a discount to market averages. The sub-adviser will also evaluate companies based on characteristics such as business momentum, balance sheet characteristics, capital deployment, earnings quality and management quality. Stocks are sold based on market capitalization considerations or when they are no longer expected to appreciate in value.

The Fund may invest up to 25% of its net assets in foreign securities.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks, as presented alphabetically, the value of your investment may fluctuate:

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk:  A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Small Capitalization Company Risk: Investing in small companies involves greater risk than is customarily associated with investing in larger companies because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Value Investing Risk: The risk that the portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

As of January 1, 2002, JPMIM’s, predecessor assumed management of the Fund’s entire portfolio. The performance shown below reflects that of both the actively and passively managed portions of the Fund’s investment portfolio and includes all advisers. Prior to January 1, 2002, VALIC managed the passively managed portion of the Fund’s investment portfolio from September 1, 1999 to December 31, 2001. (VALIC continues to serve as adviser to the Fund.) Prior to this, Bankers Trust Company managed the passively managed portion from September 21, 1998 to August 31, 1999. Prior to January 1, 2002, Fiduciary

Small Cap Value Fund

Management Associates Inc. actively managed the remainder of the Fund’s investment portfolio.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2009, the Fund’s return was 18.42%.

Best quarter: 19.41%, quarter ending June 30, 2003

Worst quarter: −25.25%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, the Russell 2000® Value Index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

As of December 31, 2008	1 Year	5 Years	10 Years

Small Cap Value	−29.72%	−0.21%	3.96%
Russell 2000® Value Index	−28.92%	0.27%	6.11%

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Socially Responsible Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
SunAmerica Asset Management Corp. (“SAAMCo”)

Investment Objective
The Fund seeks to obtain growth of capital through investment, primarily in equity securities, in companies which meet the social criteria established for the Fund.

Investment Strategy
The Fund invests, under normal circumstances, at least 80% of net assets in the equity securities of U.S. companies meeting the Fund’s social criteria. “Net assets” will take into account borrowing for investment purposes. To determine which companies meet the Fund’s social criteria, the sub-adviser relies on industry classifications and research services such as the Investor Responsibility Research Center.

The Fund does not invest in companies that are significantly engaged in:

-	the production of nuclear energy;

-	the manufacture of military weapons or delivery systems;

-	the manufacture of alcoholic beverages or tobacco products;

-	the operation of gambling casinos;

-	business practices or the production of products with respect to environmental performance, restricting the bottom 3% of performers with fines, superfund, emissions and spills evenly weighted and/or across each industry code, restricting the bottom 10% of performers with fines weighed 33%, emissions 34% and spills 33% (superfund, not included);

-	labor relations/labor disputes or included currently on the AFL-CIO boycott list and subject to a significant work stoppage or strike in the last six months; or

-	significant workplace violations, including incidents where EEOC has issued a letter citing the potential for workplace discrimination.

The Fund may invest up to 20% of net assets in the securities of other types of companies meeting the social criteria, including foreign securities, preferred stock, convertible securities, and derivatives such as futures and options. All percentages are calculated at the time of purchase.

Since the Fund’s definition of social criteria is not “fundamental,” VC II’s Board of Trustees may change it without shareholder approval. When deciding to make changes to the criteria, the Board will consider, among other things, new or revised state laws that govern or affect the investments in public funds.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks, as presented alphabetically, the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Social Criteria Risk: There is no guarantee that the Fund will achieve capital growth through investments in securities meeting the Fund’s social criteria. If a company stops meeting the Fund’s social criteria after the Fund invested in it, the Fund will sell these investments, even if this means the Fund loses money. Also, if the Fund changes its social criteria and the companies the Fund has already invested in no longer qualify, the Fund will sell these investments, even if this means the Fund loses money. Social criteria screening will limit the availability of investment opportunities for the Fund more than for funds having no such criteria.

Socially Responsible Fund

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the S&P 500® Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

SAAMCo assumed sub-advisory duties on December 1, 2009. From January 1, 2002 to November 30, 2009, AIG Global Investment Corp. served as sub-adviser to the Fund. Prior to January 1, 2002, VALIC managed the Fund.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2009, the Fund’s return was 21.97%

Best quarter: 16.29%, quarter ending June 30, 2003

Worst quarter: −24.90%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, the S&P 500® Index. No sales charges have been applied to the S&P 500® Index, and an investor cannot invest directly in it.

As of December 31, 2008	1 Year	5 Years	10 Years

Socially Responsible	−37.54%	−2.99%	−2.22%
S&P 500® Index	−37.00%	−2.19%	−1.38%

The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

Strategic Bond Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks the highest possible total return and income consistent with conservation of capital through investment in a diversified portfolio of income producing securities.

Investment Strategy
The Fund invests, under normal circumstances, at least 80% of net assets in a broad range of fixed-income securities, including

-	investment grade bonds (rated Baa or higher by Moody’s Investor Services, Inc. (“Moody’s”) and BBB or higher by Standard & Poor’s Corporation (“S&P”)

-	U.S. Government and agency obligations

-	mortgage backed securities

-	U.S., Canadian, and foreign high risk, high yield bonds (rated C or higher by Moody’s and CC or higher by S&P, or comparable unrated securities).

U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

“Net assets” will take into account borrowing for investment purposes. Up to 50% of the Fund’s total assets may be invested in foreign securities. Up to 25% of the Fund’s total assets may be invested in foreign emerging market debt (both U.S. and non-U.S. dollar denominated), including, both sovereign and corporate debt rated C or higher by Moody’s or CC or higher by S&P, or of comparable quality if unrated. In addition, the Fund may invest up to an additional 25% of its total assets in non-U.S. dollar bonds. The Fund may also invest up to 20% of net assets in equity securities, such as common and preferred stocks, convertible securities, and warrants.

The Fund may invest at least 10% of the Fund’s net assets in senior secured floating rate loans (“Loans”). The Loans are generally direct debt obligations undertaken by U.S. corporations in connection with recapitalizations, acquisitions, leveraged buy/outs and refinancings. Additionally, the Fund may invest at least 10% of its total assets in credit default swaps. A credit default swap is a transaction involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks, as presented alphabetically, the value of your investment may fluctuate:

Active Trading Risk: Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section, we provide the Fund’s portfolio turnover rate for each of the last five years.

Credit Risk: The risk that an issuer of a fixed-income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Emerging Markets Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Fixed Income Security Risk: As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that

Strategic Bond Fund

are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund’s interest-paying fixed-income securities.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Prepayment Risk: The risk that issuers of fixed-income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

Risk of Lower Rated Fixed-Income Securities: A portion of the Fund’s investments may be in high yielding, high risk fixed-income securities, commonly referred to as junk bonds, that are regarded as predominantly speculative with respect to issuer’s continuing ability to meet principal and interest payments. Investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

AIGGIC assumed sub-advisory duties on January 1, 2002. Prior to January 1, 2002, American General Investment Management, L.P. sub-advised the Fund.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2009, the Fund’s return was 22.86%

Best quarter:  7.13%, quarter ending June 30, 2003

Worst quarter:  −8.96%, quarter ending December 31, 2008
This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

As of December 31, 2008	1 Year	5 Years	10 years

Strategic Bond	−14.19%	2.39%	5.33%
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%

The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Expense Summary

The table below describes the fees and expenses you may pay if you remain invested in each Fund. A Fund’s annual operating expenses do not reflect the separate account fees charged in the Contracts or administrative fees charged in the Plans in which the Fund is offered and had such fees been included, your expenses would be higher. Please see your Contract prospectus or Plan document for more details on such fees.

If you are invested in a Lifestyle Fund, you pay the expenses of the Lifestyle Fund and indirectly pay a proportionate share of the expenses of an Underlying Fund based upon the percentage of the Lifestyle Fund’s assets that is allocated to the Underlying Fund. Because the annual operating expenses of each Underlying Fund, and a Lifestyle Fund’s allocation to that Underlying Fund, will vary from year to year, the indirect expenses borne by a Lifestyle Fund will vary from year to year.

Each Fund has no sales charges, redemption or surrender fees, exchange fees or account fees. Those kinds of fees may be imposed on you by the Contract or Plan. Such sales charges and other expenses are described in the Contract prospectus or Plan document.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Aggressive		Conservative
	Growth	Capital	Growth	Core	High Yield
	Lifestyle	Appreciation	Lifestyle	Bond	Bond(4)

Management Fees	0.10%	0.55%	0.10%	0.50%	0.69%
Other Expenses	0.16%	0.51%	0.21%	0.48%	0.47%
Acquired Fund Fees and Expenses(3)	0.81%	N/A	0.77%	N/A	N/A
Total Fund Expenses	1.07%	1.06%	1.08%	0.98%	1.16%
Expense Reimbursement	0.16%	0.21%	0.21%	0.21%	0.20%
Net Expenses(1)	0.91%	0.85%	0.87%	0.77%	0.96%

	International				Moderate
	Small Cap	Large Cap	Mid Cap	Mid Cap	Growth
	Equity	Value(2)	Growth(2)	Value(2)	Lifestyle

Management Fees	0.82%	0.50%	0.75%	0.72%	0.10%
Other Expenses	0.50%	0.47%	0.50%	0.45%	0.12%
Acquired Fund Fees and Expenses(3)	N/A	0.00%	0.00%	N/A	0.74%
Total Fund Expenses	1.32%	0.97%	1.25%	1.17%	0.96%
Expense Reimbursement	0.32%	0.16%	0.40%	0.12%	0.12%
Net Expenses(1)	1.00%	0.81%	0.85%	1.05%	0.84%

	Money	Small Cap	Small Cap	Socially	Strategic
	Market II	Growth(2)	Value(2)	Responsible(2)	Bond

Management Fees	0.25%	0.85%	0.67%	0.25%	0.57%
Other Expenses	0.50%	0.64%	0.44%	0.44%	0.48%
Acquired Fund Fees and Expenses(3)	N/A	N/A	N/A	N/A	N/A
Total Fund Expenses	0.75%	1.49%	1.11%	0.69%	1.05%
Expense Reimbursement	0.20%	0.33%	0.16%	0.13%	0.16%
Net Expenses(1)	0.55%	1.16%	0.95%	0.56%	0.89%

(1)	VALIC will waive fees and reimburse expenses should the Total Fund Expenses before Expense Reimbursement be higher than the Net Expenses. VALIC may not increase such ratios, which are contractually required by agreement with the Board of Trustees, without the approval of the Trustees, including a majority of the Independent Trustees. The expense waivers and fee reimbursements will continue through December 31, 2010, subject to their termination by the Board of Trustees, including a majority of the Independent Trustees.

(2)	Through a commission recapture program a portion of the Fund’s expenses may be reduced. “Other Expenses” do not take into account these potential expense reductions and are therefore potentially higher than the actual expenses the Fund may incur. Each Fund may participate in commission recapture arrangements. Had the expense reductions been taken into account, “Net Expenses” would be for the Large Cap Value Fund, 0.80%; Mid Cap Growth Fund, 0.80%; Mid Cap Value Fund, 1.02%; Small Cap Growth Fund, 1.15%; and Socially Responsible Fund, 0.54%. The expense reductions for the Small Cap Value Fund was less than 0.01%.

(3)	“Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles. The fees and expenses will vary based on the Fund’s allocation of assets to, and the annualized new expenses of, the particular Acquired Fund. The impact of these fees and expenses is reflected in Net Expenses.

(4)	The Net Expenses of the High Yield Bond Fund reflect a new expense limitation, which became effective January 1, 2010. As of August 31, 2009, the Fund’s Net Expenses were 0.99%.

Example
This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect charges imposed by the Contract or Plan, and if those charges were included, the expenses would have been higher than those shown below. See the Contract prospectus or Plan document for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Aggressive Growth Lifestyle(1)	$93	$324	$575	$1,291
Capital Appreciation	$87	$316	$564	$1,275
Conservative Growth Lifestyle(1)	$89	$323	$575	$1,298
Core Bond	$79	$291	$521	$1,182
High Yield Bond	$98	$349	$619	$1,391
International Small Cap Equity	$102	$387	$693	$1,562
Large Cap Value(1)(2)	$83	$293	$521	$1,175
Mid Cap Growth(1)(2)	$87	$357	$648	$1,476
Mid Cap Value(2)	$107	$360	$632	$1,410
Moderate Growth Lifestyle(1)	$86	$294	$519	$1,167
Money Market II	$56	$220	$397	$912
Small Cap Growth(2)	$118	$439	$782	$1,751
Small Cap Value(2)	$97	$337	$596	$1,337
Socially Responsible(2)	$57	$208	$371	$846
Strategic Bond	$91	$318	$564	$1,268

(1)	The expense example includes Underlying Fund expenses the Fund incurred.

(2)	The Example does not take into account expense reductions resulting from the commission recapture program. If these expense reductions were included, your costs would be lower.

Investment Glossary

Each Fund’s principal (key) investment strategy and risks are discussed above. More detail on investments and investment techniques is discussed below. All Funds, except the Lifestyle Funds, may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Money Market II Fund investments must comply with Rule 2a-7 of the 1940 Act, which allows the purchase of only high quality money market instruments.

American Depositary Receipts (“ADRs”)
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

Asset-Backed Securities
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders. Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

Derivatives
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which “derive” their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect (“hedge”) against a change in the price of the underlying security. There are some investors who take higher risk (“speculate”) and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds’ objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a Fund’s initial investment in such contracts.

Diversification
Each Fund’s diversification policy limits the amount that the Fund may invest in certain securities. Each Fund’s diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the “Code”) as well as the 1940 Act.

All of the Funds, except Lifestyle Funds, are diversified under the 1940 Act.

Equity Securities
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock — Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock — Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock — A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include, but are not limited to, convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

Exchange Traded Funds (“ETFs”)
These are a type of index fund bought and sold on a securities exchange. An ETF trades on an exchange like common stock and represents a fixed portfolio of securities generally designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

Fixed-Income Securities
Fixed-income securities include a broad array of short-, medium- and long-term obligations, including notes and bonds. Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed-income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed-income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company’s ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody’s or BBB by S&P have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody’s or BBB– by S&P (commonly referred to as high yield, high risk or “junk bonds”) are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer’s capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed-income security. Other fixed-income securities include but are not limited to U.S. and foreign corporate fixed income-securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; fixed-income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it’s very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed-income securities may be acquired with warrants attached. For more information about specific fixed income securities see the Statement of Additional Information.

Investments in fixed-income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-related fixed-income securities see “Mortgage-Related Securities.”

A Fund’s investment in U.S. Government securities may include investments in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Fund itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

Foreign Currency
Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

Foreign Securities
Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may be denominated in foreign currencies. Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs. An emerging market country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions though they consist generally of those countries included in the Morgan Stanley Capital International Emerging Market Index. See the Statement of Additional Information for a detailed description of those issuers considered to be foreign securities.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

Hybrid Instruments
Hybrid instruments, which include indexed or structured securities, combine the elements of derivatives, including futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices.

Illiquid Securities
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or any Fund’s sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by VC II’s Board of Trustees. If VALIC or the sub-adviser concludes that a security is not liquid, that investment will be included for the purpose of determining a Fund’s compliance with the limitation on illiquid securities.

Loan Participations and Assignments
Loan participations and assignments are investments in which a Fund acquires some or all of the interest in a loan to a corporate borrower made by a bank or other lending institution. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Money Market Securities
All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody’s or S&P or another nationally recognized statistical rating organization or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
•	Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.
•	Commercial paper sold by corporations and finance companies.
•	Corporate debt obligations with remaining maturities of 13 months or less.
•	Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, adjustable rate securities, and variable rate demand notes.

Mortgage-Related Securities
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association (“GNMA”); or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). For more information about U.S. Government securities see “Fixed-Income Securities.”

Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations (“CMOs”) are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

Repurchase Agreements
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

Reverse Repurchase Agreements, Dollar Rolls and Borrowings
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as any interest earned on the proceeds of the securities sold.

If a Fund’s positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds’ limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See “Investment Restrictions” in the Statement of Additional Information for a complete listing of each Fund’s investment restrictions.

Swap Agreements
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a “basket” of securities representing a particular index. Forms of swap agreements include credit default swaps, equity swaps, interest rate swaps, floors, and collars, and fixed income total return swaps.

Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. An equity swap is a special type of total return swap, where the underlying asset is a stock, a basket of stocks, or a stock index. In this case, the purchaser does not have to pay anything up front but it would not have any voting or other rights held by stockholders. Interest rate swaps are the most common type of swap. The parties typically exchange fixed rates payments against floating rate payments. A fixed income total return swap is a swap, where one party pays the total return of an asset, and the other party makes periodic interest payments. The total return is the capital gain or loss, plus any interest or dividend payments. The parties have exposure to the return of the underlying asset, without having to hold the underlying assets.

When-Issued Securities
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

About Portfolio Turnover

Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy.

High portfolio turnover may cause a Fund’s expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase a Fund’s transaction costs and expenses.

The Financial Highlights tables show the portfolio turnover rate for each of the Funds, other than Money Market II Fund, during prior fiscal years.

About VC II’s Management

Investment Adviser
VALIC is a stock life insurance company and an SEC-registered investment adviser. It is a wholly-owned subsidiary of American General Life Insurance Company, which is a wholly-owned subsidiary of AGC Life Insurance Company (“AGCLIC”). AGCLIC is wholly-owned by AIG Life Holdings (US), Inc., a wholly-owned subsidiary of American International Group, Inc.

VALIC is located at 2929 Allen Parkway, Houston, Texas, 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with VC II. As Investment Adviser, VALIC oversees the day to day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers who make investment decisions for all of the Funds.

The investment advisory agreement between VALIC and VC II provides for VC II to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by VC II include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the VC II’s Board of Trustees. For more information on this agreement, see the “Investment Adviser” section in the Statement of Additional Information. In addition, a discussion regarding VC II’s Board of Trustees’ approval of this agreement and the investment sub-advisory agreements between VALIC and each sub-adviser is located in VC II’s annual report for the period ended August 31, 2009.

Investment Sub-Advisers
VALIC works with investment sub-advisers for each Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser’s role is to make investment decisions for the Funds according to each Fund’s investment objectives, policies and restrictions. VALIC compensates the sub-advisers out of the fees that it receives from each Fund.

According to the investment sub-advisory agreements VALIC has with each sub-adviser, VALIC will receive investment advice from the sub-adviser for the respective Fund. Under these agreements, VALIC gives the sub-advisers the authority to buy and sell securities for these Funds. VALIC retains the responsibility for the overall management of these Funds. The sub-advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the sub-adviser as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. VC II has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser’s affiliated broker may be considered reasonable and fair if comparable to the commission received by other brokers for the same type of securities transaction.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

In selecting sub-advisers, the Board of Trustees carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the sub-adviser; (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the sub-advisers’ personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Trustees also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Funds. A discussion of the basis for the Trustees’ approval of the investment advisory and sub-advisory agreements is available in VC II’s most recent annual report for period ended August 31. For information on obtaining the annual report to shareholders, see the section “Interested in Learning More.”

VC II relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers for each Fund without first obtaining shareholder approval for the change (other than an affiliated sub-adviser). The Board of Trustees, including a majority of the independent Trustees, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, VC II will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers’ compliance with the relevant Fund’s investment objective, policies and restrictions.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Fund(s) that they serve as portfolio manager, and the structure and method used by the sub-adviser to determine their compensation.

The Sub-advisers and the Funds they sub-advise are as follows:

Aggressive Growth Lifestyle Fund
Conservative Growth Lifestyle Fund
Core Bond Fund
International Small Cap Equity Fund
Moderate Growth Lifestyle Fund
Strategic Bond Fund

AIG Global Investment Corp.
70 Pine Street, New York, New York 10270

AIGGIC is an indirect, wholly-owned subsidiary of AIG and is a part of AIG Investments. AIG Investments comprises a group of international investment companies (including AIGGIC), which provide investment advice and market asset management products and services to clients around the world. As of September 30, 2009, AIGGIC managed approximately $611 billion of which approximately $520 billion relates to affiliated assets.

On September 5, 2009, AIG entered into an agreement to sell a portion of its investment advisory and asset management business, including its interest in AIGGIC (the “Transaction”) to Bridge Partners, L.P. (“Bridge Partners”), a partnership formed by Pacific Century Group, the Asia-based private investment group. Prior to the closing of the Transaction, AIG intends to merge AIGGIC with and into PineBridge Investments LLC, a Delaware limited liability company (“PineBridge”). PineBridge, as successor to AIGGIC, would remain a registered investment adviser pursuant to the Investment Advisers Act of 1940. The Transaction is expected to close in the first quarter of 2010, and is subject to the receipt of various regulatory approvals and consents and the satisfaction of other conditions to closing. Upon the closing of the Transaction, PineBridge will become an indirect, wholly-owned subsidiary of Bridge Partners.

Teams, as noted below, make investment decisions for several Funds. Each team meets regularly to review portfolio holdings and discuss purchase and sale activity.

Investment decisions for Core Bond Fund are made by a team including Bryan Petermann, John Yovanovic, CFA, Tim Lindvall,

CFA, John Dunlevy, Rajeev Mittal and Robert Vanden Assem, CFA. Mr. Petermann, Managing Director and Head of High Yield, joined AIGGIC in 2001. He became a Portfolio Manager of high yield bonds in 2003. Mr. Yovanovic, Managing Director and Head of High Yield Portfolio Management, joined PineBridge in 2001. He became a Portfolio Manager of high yield bonds in 2005. Mr. Lindvall, Vice President and Portfolio Manager, joined AIGGIC in 2002 and became a portfolio manager in 2007. Mr. Dunlevy, Managing Director and Portfolio Manager, joined AIGGIC in 2007. In his current role, he focuses on asset-backed and non-agency mortgage-backed securities (“MBS”). Mr. Dunlevy has been an active investor in structured mortgage credit products including agency and non-agency MBS, commercial mortgage-backed securities, and asset-backed securities for the past 20 years. Prior to joining AIGGIC, Mr. Dunlevy was a senior member of the securitized products portfolio team with Merrill Lynch, Beacon Funds, Hyperion Capital Management, and TIAA-CREF. Mr. Mittal, Managing Director and Head of Emerging Markets Debt, joined AIGGIC in 1992 and he is responsible for all aspects of portfolio management, research and trading of emerging market strategies in hard and local currencies and credit default swaps for internal and non-affiliated clients. Mr. Vanden Assem, Managing Director and Senior Portfolio Manager of High Grade Fixed Income, joined AIGGIC in 2001 and is responsible for the portfolio management high grade total rate of return portfolios and long/short portfolios.

Investment decisions for the Lifestyle Funds are made by a team including Jose R. Aragon, Timothy Campion, Michael J. Kelly and Paul Mazzacano. Mr. Aragon, Vice President and Portfolio Manager, joined AIGGIC in 2003. Prior to assuming this role, Mr. Aragon managed AIGGIC’s multi-strategy hedge fund and was a quantitative analyst in the structured equity group. Mr. Campion, Vice President and Portfolio Manager, joined AIGGIC in 1999. He is responsible for enhanced index products. Prior to joining AIGGIC, Mr. Campion spent three years in Boston at Mellon Trust in the Mutual Fund group. Mr. Kelly, Managing Director, Global Head of Client Asset Allocation & Structured Equities, joined AIGGIC in 1999 as Head of U.S. Equities. In his current role, Mr. Kelly is responsible for the development and management of structured equity products worldwide and the expansion of AIGGIC’s capabilities for institutional pension fund advisory and retail orientated asset allocation vehicles. Mr. Mazzacano, Vice President and Global Head of Investment Manager Research, joined AIGGIC in 2001. He assumed the role of Head of Product Management in 2006, and then in 2007 Global Head of Investment Manager Research. He is responsible for the global coordination of AIGGIC’s manager selection and monitoring activities.

A portion of the assets of the International Small Cap Equity Fund are managed by a team of regionally based portfolio managers of which the lead is Chantal Brennan (Europe). Team members responsible for stock selection include Noriko Umino (Japan) and Elizabeth Soon. Ms. Brennan is the product head of International Small Cap Equity with overall responsibility for risk monitoring, rebalancing, and reporting. Ms. Brennan joined AIGGIC in 1996 and is the Head of the European Smaller Companies Team based in London and Deputy Head of European Equities. Ms. Umino joined AIGGIC in 2005 and is a portfolio manager for the Japan small/mid cap strategy. Prior to joining AIGGIC, Ms. Umino was a Senior Investment Manager for 14 years at Credit Agricole Asset Management Japan Ltd., where she was responsible for Japanese small-cap stocks. Ms. Soon, Managing Director and Portfolio Manager of Southeast Asia Equities, joined AIGGIC in 2008 and has 18 years experience managing Asian equity portfolios. Prior to joining AIGGIC, she served as a portfolio manager at Swiss-owned fund management group, HSZ, since 2006 and was most recently responsible for the firm’s China/Asian Equity portfolios. Prior to 2006, Ms. Soon was Director and Head of Pacific Basin for Standard Life Investments (Asia) Ltd, where she was responsible for the management of the Group’s Asian funds and a member of the Global Stock and Sector Insights Committee (United Kingdom).

Investment decisions for Strategic Bond Fund are made by a team led by Robert Vanden Assem, and which includes Bryan Petermann, John Yovanovic, Tim Lindvall, John Dunlevy, Anthony King and Rajeev Mittal. Mr. Vanden Assem’s role as team leader primarily consists of asset allocation decisions with respect to the Strategic Bond Fund. Mr. King, Vice President and Senior Investment Manager of Client Portfolio Management, joined AIGGIC in 2000. He is responsible for interest rate and currency and credit risk on both multi-currency and single currency bond portfolios. Please see above for biographies for Messrs. Vanden Assem, Petermann, Yovanovic, Lindvall, Dunlevy and Mittal.

Capital Appreciation Fund

Bridgeway Capital Management, Inc. (“Bridgeway”)
5615 Kirby Drive, Suite 518, Houston, Texas 77005

Bridgeway provides investment management services to investment companies, pension and profit sharing employer plans, corporations and individuals. As of September 30, 2009, Bridgeway had approximately $3 billion in assets under management.

John Montgomery, founder and President of Bridgeway is responsible for selecting the securities that the Fund purchases and sells. Mr. Montgomery holds bachelors degrees from Swarthmore College in both engineering and philosophy and graduate degrees from MIT and Harvard Business School.

Mid Cap Value Fund

FAF Advisors, Inc. (“FAF Advisors”)
800 Nicollet Mall, Minneapolis, Minnesota 55402

FAF Advisors (formerly U.S. Bancorp Asset Management, Inc.) provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans, in addition to the First American Family of Funds. As of September 30, 2009, FAF Advisors and its affiliates had approximately $103 billion in assets under management, including investment company assets of approximately $86 billion.

Kevin Earley, CFA and Brent Mellum, CFA have primary responsibility for the day-to-day management of a portion of the Fund’s assets. Mr. Earley is currently an Equity Portfolio Manager with FAF Advisors and serves as the primary portfolio manager for FAF Advisors’ portion of the Fund’s assets. Mr. Earley joined FAF Advisors in 1997 and has 19 years of financial industry experience, including seven years in portfolio management. Mr. Mellum is a Senior Equity Portfolio Manager with FAF Advisors and co-manages FAF Advisors’ portion of the Fund’s assets. Mr. Mellum joined FAF Advisors in 1993 and has 13 years of financial industry experience, including 11 years in portfolio management.

International Small Cap Equity Fund
Mid Cap Growth Fund

Invesco Advisers, Inc. (“Invesco”)
11 Greenway Plaza, Houston, Texas 77046

On December 31, 2009, Invesco Ltd. merged the businesses of five retail and institutional investment advisers into one entity. As a result, Invesco Aim Capital Management, Inc. merged into Invesco Institutional (N.A.), Inc., which was renamed Invesco Advisers, Inc. (“Invesco”). Invesco will serve as the Fund’s sub-adviser and will provide substantially the same services as was provided by Invesco Aim. The portfolio management team remains the same. Additional information regarding the merger is available at Invesco’s website at http://www.invescoaim.com. Invesco, together with its affiliates, advises or manages over 225 investment funds, including the International Small Cap Equity and Mid Cap Growth Funds, encompassing a broad range of investment objectives. Invesco is an indirect, wholly-owned subsidiary of Invesco Ltd. Total net assets under the management of Invesco and its affiliates were approximately $417 billion as of September 30, 2009.

Invesco has engaged Invesco Asset Management, Ltd.  (“IAML”) as a sub-sub-adviser to the International Small Cap Equity Fund. IAML is an indirect wholly-owned subsidiaries of Invesco Ltd., an international investment management company based in Atlanta, Georgia, with money managers located in Europe, North and South America, and the Far East. IAML is registered investment adviser in both the United States and in the United Kingdom. A team of IAML portfolio managers led by Bob Yerbury are responsible for the day-to-day management of a portion of the Fund’s assets, including Stephanie Butcher, Paul Chesson, Ian Hargreaves, Dean Newman and Richard Smith.

Mr. Yerbury, Chief Investment Officer and Lead Portfolio Manager, joined IAML in 1983. In September 2004, he became Chief Executive Officer (CEO) of IAML and in 2006 became a Senior Managing Director of Invesco Ltd., the parent company of Invesco and IAML. Mr. Yerbury handed over his CEO responsibilities in September 2008 but continues to serve as the CIO of IAML. Ms. Butcher, Fund Manager — European Equities, joined the company in 2003 as a fund manager in the European Equities team. She began her investment career in 1993. Mr. Chesson, Head of Japanese Equities, joined the company in 1993 and is responsible for managing several Japanese equity funds. Mr. Chesson began his investment career in 1990. Mr. Hargreaves, Fund Manager — Asian Equities, joined Invesco in 1994 and has been on the IAML team since 2005. He manages pan-Asian portfolios, and is specifically responsible for covering the Hong Kong/China markets as well as markets in South East Asia, namely, Singapore, Malaysia, Thailand and Indonesia. Mr. Newman, Head of Emerging Markets, joined the company in 1993 as a member of its Emerging Markets team and became the head of the team in April 2007. He began his investment career in 1985. Mr. Smith, Fund Manager — UK Equities, joined the company in June 2002 and manages UK smaller companies funds. He began his fund management career in 1973.

Paul J. Rasplicka (lead manager) is a Senior Portfolio Manager. He has been associated with Invesco and/or its affiliates since 1994. As the lead manager, Mr. Rasplicka generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques and portfolio risk assessment and the management of daily cash flows with portfolio holdings. The degree, to which Mr. Rasplicka may perform these functions, and the nature of these functions, may change from time to time. Mr. Rasplicka is assisted by Brent Lium. Mr. Lium, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2003.

Small Cap Growth Fund
Small Cap Value Fund

J.P. Morgan Investment Management Inc. (“JPMIM”)
245 Park Avenue, New York, NY 10167

JPMIM is the investment sub-adviser to the Small Cap Growth Fund. As of September 30, 2009, JPMIM and its affiliates managed over $1.25 trillion in assets. JPMIM is an indirect wholly-owned subsidiary of JPMorgan Chase & Co.

The Small Cap Growth Fund is managed by Eytan M. Shapiro and Christopher M.V. Jones. Mr. Shapiro, a Managing Director of JPMIM, joined the firm in 1985 and is a portfolio manager in the U.S. Equity Group. He is responsible for managing the U.S. Small Cap Growth Strategy, which includes the JPMorgan Small Cap Growth Fund, JPMorgan Dynamic Small Cap Growth Fund, and the JPM US Small Cap Growth Fund. Mr. Jones, also a Managing Director of JPMIM, is a portfolio manager in the U.S. Equity Group. An employee since 1982, Mr. Jones heads the Growth and Small Cap Equities Group, which comprises mid-, small-, micro- and large-cap products as well as life sciences and technology. He has had fund management and analytical responsibilities on the small cap team since 1986, and has served as the team’s chief investment officer since 1993. Messrs. Shapiro and Jones are both Chartered Financial Analysts.

The portion of the Small Cap Value Fund sub-advised by JPMIM is managed by Christopher T. Blum, CFA and Dennis S. Ruhl, CFA. Mr. Blum, Managing Director, has been a portfolio manager in the JPMIM U.S. Small Cap Equity Group since 2001. Mr. Ruhl, Vice President, joined the JPMIM U.S. Small Cap Equity Group in 2001 and has been an employee of JPMIM since 1999. Messrs. Blum and Jones hold the Chartered Financial Analyst designation.

Large Cap Value Fund

SSgA Funds Management, Inc. (“SSgA FM”)
State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900

SSgA FM is the sub-adviser for the Large Cap Value Fund. SSgA FM is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding Company. As of September 30, 2009, SSgA FM had over $163.4 billion in assets under management. SSgA FM, State Street Corporation and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. With over $1,735 trillion under management as of September 30, 2009, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the middle east.

The Large Cap Value Fund is managed by the US Active Quantitative Equity Team at SSgA FM. Portfolio managers Lee Montag, PhD, and Brian Shannahan, CFA, are primarily responsible for the day-to-day management of the Fund. Mr. Montag is the lead portfolio manager of the Fund and is a Vice President of SSgA, a Principal of SSgA FM and a Senior Portfolio Manager for the US Active Quantitative Equity team. Mr. Montag has substantial experience developing quantitative strategies and managing investment portfolios using quantitative disciplines. Prior to joining SSgA in 2007, he co-managed a hedge fund for Morgan Stanley Alternative Investments. Mr. Shannahan is the back-up portfolio manager for the Fund and is a Senior Managing Director of SSgA, Head of the US Active Quantitative Equity Team and Principal of SSgA FM. Mr. Shannahan joined the firm in 2002 and is a Senior Portfolio Manager responsible for long and long/short strategies on the US team. Prior to joining SSgA, Mr. Shannahan was with BankBoston where he was Director, Portfolio Management. Mr. Shannahan has been working in the investment management field since 1993.

Money Market II Fund
Socially Responsible Fund

SunAmerica Asset Management Corp. (“SAAMCo”)
Harborside Financial Center, 3200 Plaza 5
Jersey City, NJ 07311

SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of SunAmerica Annuity and Life Assurance Company located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. As of September 30, 2009, SAAMCo managed, advised and/or administered more than $43 billion of assets.

SAAMCo’s Fixed-Income Investment Team is responsible for management of the Money Market II Fund.

James O. Kurtz serves as the portfolio manager of the Socially Responsible Fund. Mr. Kurtz, Senior Vice President and Portfolio Manager, joined SAAMCo in December 2009. He is responsible for the management and trading of a wide variety of domestic equity index funds managed by SAAMCo. Prior to joining SAAMCo, Mr. Kurtz was a senior portfolio manager of AIG Global Investment Corp. (“AIGGIC”) following the acquisition of American General Investment Management, L.P. in 2001. Prior to AIGGIC, Mr. Kurtz worked at Sears Investment Management Co., the retirement fund management subsidiary of Sears, Roebuck and Co. from 1978 to 2000.

High Yield Bond Fund

Mid Cap Value Fund

Wellington Management Company, LLP (“Wellington Management”)
75 State Street, Boston, Massachusetts 02109

Wellington Management is a Massachusetts limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2009, Wellington Management had investment management authority with respect to approximately $505 billion in assets. The firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve.

Christopher A. Jones, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as Portfolio Manager of the High Yield Bond Fund since July 27, 2009. Mr. Jones joined Wellington Management as an investment professional in 1994.

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as Portfolio Manager of the Mid Cap Value Fund since 2002. Mr. Mordy joined Wellington Management as an investment professional in 1985.

How VALIC is Paid for Its Services
Each Fund pays VALIC a fee based on its average daily net asset value. A Fund’s net asset value is the total value of the Fund’s assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund’s investments.

Here is a list of the percentages each Fund paid VALIC for the fiscal year ended August 31, 2009:

Advisory fee
paid to VALIC
(as a % of
average daily
Fund Name	net assets)

Aggressive Growth Lifestyle Fund	0.10%
Capital Appreciation Fund	0.55%
Conservative Growth Lifestyle Fund	0.10%
Core Bond Fund	0.50%
High Yield Bond Fund	0.69%
International Small Cap Equity Fund	0.82%
Large Cap Value Fund	0.50%
Mid Cap Growth Fund	0.75%
Mid Cap Value Fund	0.72%
Moderate Growth Lifestyle Fund	0.10%
Money Market II Fund	0.25%
Small Cap Growth Fund	0.85%
Small Cap Value Fund	0.67%
Socially Responsible Fund	0.25%
Strategic Bond Fund	0.57%

The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in monthly expenses each year. However, VALIC agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown above in the “Expense Summary.”

Account Information

VC II Shares
VC II is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, VC II offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs.

Buying and Selling Shares
As a participant in a Contract, Plan, or IRA, you do not directly buy shares of the Funds that make up VC II. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or through a trust or custodial account under a Plan or an IRA. When you buy these units, you specify the Funds in which you want the separate account, trustee or custodian to invest your money. The separate account, trustee or custodian in turn, buys the shares of the Funds according to your instructions.

After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. When you provide instructions to buy, sell, or transfer shares of the Funds, the separate account, trustee or custodian does not pay any sales or redemption charges related to these transactions. The value of such transactions is based on the next calculation of net asset value after the orders are placed with the Fund. For certain investors, there may be rules or procedures regarding the following:

•	any minimum initial investment amount and/or limitations on periodic investments;
•	how to purchase, redeem or exchange your interest in the Funds;
•	how to obtain information about your account, including account statements; and
•	any fees applicable to your account.

For more information on such rules or procedures, you should review your Contract prospectus, Plan document or custodial agreement.

None of the Funds currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, VC II reserves the right to refuse to sell shares of any Fund to any separate account, plan sponsor, trustee or custodian, or financial intermediary or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

Although VC II normally redeems Fund shares for cash, VC II has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

Frequent or Short-Term Trading
The Funds, which are offered only through Contracts or Plans, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Funds. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

VC II believes that market timing activity is not in the best interest of the participants of the Funds. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Since certain Funds invest significantly in foreign securities and/or high yield fixed-income securities (“junk bonds”), they may be particularly vulnerable to market timing. Market timing in Funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Fund’s international portfolio securities trade and the time as of which the Fund’s net asset value is calculated. Market timing in Funds investing significantly in junk bonds may occur if market prices are not readily available for a Fund’s junk bond holdings. Market timers may purchase shares of a Fund based on events occurring after foreign market closing prices are established but before calculation of the Fund’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Fund. One of the objectives of VC II’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “How Shares are Valued”).

Shares of the Funds are generally held through insurance company separate accounts or Plans or through a trust or custodial account (“Financial Intermediaries”). The ability of VC II to monitor transfers made by participants is limited by the institutional nature of the Financial Intermediaries’ omnibus accounts. VC II’s policy is that the Funds will rely on the Financial Intermediaries to monitor market timing within a Fund to the extent that VC II believes that each Financial Intermediary’s practices are reasonably designed to detect and deter transactions that are not in the best interests of a Fund.

There is no guarantee that VC II will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not VC II detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. In situations in which VC II becomes aware of possible market timing activity, it will notify the Financial Intermediary in order to help facilitate the enforcement of such entity’s market timing policies and procedures. VC II has entered into agreements with various Financial Intermediaries that require such intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a participant identified as having engaged in frequent trades. VC II reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from a

Financial Intermediary, whether directly or by transfer, including orders that have been accepted by a Financial Intermediary, that VC II determines not to be in the best interest of the Funds. Such rejections or refusals will be applied uniformly without exception.

You should review your Contract prospectus, enrollment materials, Plan document or custodial agreement for more information regarding market timing, including any restrictions or limitations on trades made through a Contract or Plan.

Please refer to the documents pertaining to your Contract prospectus or Plan document on how to direct investments in or redemptions from (including making transfers into or out of) the Funds and any fees that may apply. Any restrictions or limitations imposed by the Contract, Plan or IRA may differ from those imposed by VC II.

Selective Disclosure of Portfolio Holdings
VC II’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities are described in the Statement of Additional Information.

How Shares are Valued
The net asset value per share (“NAV”) for a Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of the Fund by the number of outstanding shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Board of Trustees, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board of Trustees. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

At the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, a Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices are unreliable. The determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Trustees to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change on days when the Fund’s shares do not trade.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the customary trading session on the exchange where the security is principally traded.

The securities held by the Money Market II Fund and short-term securities maturing within 60 days held by other Funds are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. In accordance with Rule 2a-7 under the 1940 Act, the Board has adopted procedures intended to stabilize the Money Market II Fund’s NAV at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which a Fund’s market-based net asset value per share deviates from the Fund’s amortized cost per share. The calculation of such deviation is referred to as “shadow pricing.” For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, as permitted by federal securities laws.

Dividends and Capital Gains

Dividends from Net Investment Income
For each Fund, dividends from net investment income are declared and paid annually, except for the Money Market II Fund, which declares daily and pays dividends monthly. Dividends from net investment income are automatically reinvested into additional shares of the Fund. Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Distributions from Capital Gains
When a Fund sells a security for more than it paid for that security, a capital gain results. For each Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested into additional shares of the Fund.

Tax Consequences
As the owner of a Contract or a participant under your employer’s Contract or Plan, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus or your Plan document for further information concerning the federal income tax consequences to you of investing in the Funds.

The Funds will annually designate certain amounts of their dividends paid as eligible for the dividend received deduction. If the Funds incur foreign taxes, they will elect to pass-through allowable foreign tax credits. These designations and elections will benefit VALIC, in potentially material amounts, and will not beneficially or adversely affect you or the Funds. The benefits to VALIC will not be passed to you or the Funds.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended 2008 and 2009 have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of VC II, whose report, along with the Funds’ financial statements, is included in VC II’s annual report to shareholders which is available upon request. Information prior to fiscal year 2008 was audited by Ernst & Young LLP.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

	Aggressive Growth Lifestyle Fund										Capital Appreciation Fund
	Year Ended August 31,										Year Ended August 31,
	2009		2008		2007		2006		2005		2009	2008	2007		2006	2005

PER SHARE DATA
Net asset value at beginning of period	$10.63		$12.59		$11.71		$10.98		$9.10		$10.24	$10.83	$8.90		$8.90	$7.79

Income (loss) from investment operations:
Net investment income (loss)(d)	0.14		0.24		0.23		0.15		0.08		0.05	0.01	0.04		0.02	0.03
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.71)		(1.25)		1.64		1.00		1.88		(2.77)	(0.57)	1.91		(0.01)	1.11
Net increase from payments by affiliates	—		—		—		—		—		—	—	0.00		—	—

Total income (loss) from investment operations	(1.57)		(1.01)		1.87		1.15		1.96		(2.72)	(0.56)	1.95		0.01	1.14

Distributions from:
Net investment income	(0.22)		(0.19)		—		(0.18)		(0.08)		(0.01)	(0.03)	(0.02)		(0.01)	(0.03)
Net realized gain on securities	(1.88)		(0.76)		(0.99)		(0.24)		—		—	—	—		—	—

Total distributions	(2.10)		(0.95)		(0.99)		(0.42)		(0.08)		(0.01)	(0.03)	(0.02)		(0.01)	(0.03)

Net asset value at end of period	$6.96		$10.63		$12.59		$11.71		$10.98		$7.51	$10.24	$10.83		$8.90	$8.90

TOTAL RETURN(a)	(10.48)%		(8.92)%		16.53%		10.65%		21.62%		(26.59)%	(5.18)%	21.90	%(e)	0.06%	14.58%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.10	%(f)	0.10	%(f)	0.10	%(f)	0.10	%(f)	0.10	%(f)	0.85%	0.85%	0.85%		0.85%	0.85%
Ratio of expenses to average net assets(c)	0.26	%(f)	0.23	%(f)	0.23	%(f)	0.29	%(f)	0.30	%(f)	1.06%	1.01%	1.03%		1.03%	1.13%
Ratio of expense reductions to average net assets	—		—		—		—		—		—	—	0.00%		—	—
Ratio of net investment income (loss) to average net assets(b)	2.16	%(f)	2.15	%(f)	1.93	%(f)	1.31	%(f)	0.80	%(f)	0.74%	0.05%	0.38%		0.21%	0.34%
Ratio of net investment income (loss) to average net assets(c)	2.01	%(f)	2.02	%(f)	1.80	%(f)	1.12	%(f)	0.60	%(f)	0.53%	(0.11)%	0.19%		0.03%	0.06%
Portfolio turnover rate	151%		119%		53%		79%		40%		54%	57%	32%		169%	105%
Number of shares outstanding at end of period (000’s)	13,454		8,603		6,530		4,612		3,700		6,456	8,763	7,779		7,797	5,499
Net assets at the end of period (000’s)	$93,696		$91,464		$82,221		$53,987		$40,623		$48,510	$89,774	$84,269		$69,412	$48,939

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.

(c)	Excludes expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	The Fund’s performance was increased by less than 0.01% from a reimbursement by an affiliate.

(f)	Does not include underlying fund expenses that the Funds bear indirectly.

	Conservative Growth Lifestyle Fund										Core Bond Fund
	Year Ended August 31,										Year Ended August 31,
	2009		2008		2007		2006		2005		2009	2008	2007		2006		2005

PER SHARE DATA
Net asset value at beginning of period	$10.23		$11.29		$10.70		$10.81		$9.79		$10.08	$10.17	$10.09		$10.06		$10.00

Income (loss) from investment operations:
Net investment income (loss)(d)	0.33		0.27		0.19		0.15		0.24		0.51	0.51	0.48		0.49		0.42
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.53)		(0.72)		0.99		0.42		1.03		0.09	(0.28)	(0.11)		(0.31)		0.08
Net increase from payments by affiliates	—		—		—		—		—		—	—	—		—		—

Total income (loss) from investment operations	(0.20)		(0.45)		1.18		0.57		1.27		0.60	0.23	0.37		0.18		0.50

Distributions from:
Net investment income	(0.26)		(0.16)		—		(0.18)		(0.25)		(0.72)	(0.32)	(0.29)		(0.13)		(0.41)
Net realized gain on securities	(0.17)		(0.45)		(0.59)		(0.50)		—		—	—	—		(0.02)		(0.03)

Total distributions	(0.43)		(0.61)		(0.59)		(0.68)		(0.25)		(0.72)	(0.32)	(0.29)		(0.15)		(0.44)

Net asset value at end of period	$9.60		$10.23		$11.29		$10.70		$10.81		$9.96	$10.08	$10.17		$10.09		$10.06

TOTAL RETURN(a)	(1.36)%		(4.36)%		11.28%		5.50%		13.03%		6.87%	2.24%	3.67%		1.82%		5.05%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.10	%(f)	0.10	%(f)	0.10	%(f)	0.10	%(f)	0.10	%(f)	0.77%	0.77%	0.77%		0.77%		0.77%
Ratio of expenses to average net assets(c)	0.31	%(f)	0.27	%(f)	0.28	%(f)	0.33	%(f)	0.31	%(f)	0.98%	0.93%	0.93%		1.03%		1.00%
Ratio of expense reductions to average net assets	—		—		—		—		—		—	—	—		—		—
Ratio of net investment income (loss) to average net assets(b)	3.84	%(f)	2.58	%(f)	1.75	%(f)	1.38	%(f)	2.35	%(f)	5.38%	4.97%	4.84%		4.91%		4.23%
Ratio of net investment income (loss) to average net assets(c)	3.63	%(f)	2.40	%(f)	1.57	%(f)	1.15	%(f)	2.14	%(f)	5.17%	4.80%	4.68%		4.66%		3.99%
Portfolio turnover rate	180%		107%		75%		81%		46%		134%	158%	180	%(g)	206	%(g)	216	%(e)(g)
Number of shares outstanding at end of period (000’s)	6,004		5,715		4,332		3,488		3,190		16,054	20,731	20,671		10,802		10,072
Net assets at the end of period (000’s)	$57,659		$58,445		$48,897		$37,309		$34,468		$159,971	$209,052	$210,322		$109,007		$101,299

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.

(c)	Excludes expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

Fund	2005

Core Bond	205%

(f)	Does not include underlying fund expenses that the Funds bear indirectly.

(g)	Portfolio turnover includes “to be announced” (“TBA”) transactions. Previously, portfolio turnover was calculated prior to including TBA transactions and was as follows:

Fund	2007	2006	2005

Core Bond	155%	202%	212%

	High Yield Bond Fund							International Small Cap Equity Fund
	Year Ended August 31,							Year Ended August 31,
	2009	2008	2007	2006		2005		2009	2008	2007		2006		2005

PER SHARE DATA
Net asset value at beginning of period	$8.43	$9.10	$9.32	$8.87		$8.28		$14.58	$19.78	$16.80		$14.05		$10.36

Income (loss) from investment operations:
Net investment income (loss)(d)	0.68	0.72	0.69	0.63		0.62		0.16	0.16	0.16		0.11		0.12
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.61)	(0.87)	(0.26)	0.07		0.78		(2.92)	(3.62)	3.68		2.87		3.68
Net increase from payments by affiliates	—	—	—	0.00		—		—	—	0.00		0.00		—

Total income (loss) from investment operations	(0.93)	(0.15)	0.43	0.70		1.40		(2.76)	(3.46)	3.84		2.98		3.80

Distributions from:
Net investment income	(0.72)	(0.50)	(0.44)	(0.16)		(0.63)		(0.14)	(0.11)	(0.06)		(0.03)		(0.04)
Net realized gain on securities	—	(0.02)	(0.21)	(0.09)		(0.18)		(0.73)	(1.63)	(0.80)		(0.20)		(0.07)

Total distributions	(0.72)	(0.52)	(0.65)	(0.25)		(0.81)		(0.87)	(1.74)	(0.86)		(0.23)		(0.11)

Net asset value at end of period	$6.78	$8.43	$9.10	$9.32		$8.87		$10.95	$14.58	$19.78		$16.80		$14.05

TOTAL RETURN(a)	(7.97)%	(1.79)%	4.62%	8.16	%(g)	17.45%		(17.61)%	(18.68)%	23.44	%(h)	21.36	%(e)	36.89	%(e)

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.99%	0.99%	0.99%	0.99%		0.99%		1.00%	1.00%	1.00%		1.00%		1.00%
Ratio of expenses to average net assets(c)	1.16%	1.13%	1.16%	1.19%		1.27%		1.32%	1.31%	1.29%		1.37%		1.57%
Ratio of expense reductions to average net assets	—	—	—	—		—		—	—	—		—		—
Ratio of net investment income (loss) to average net assets(b)	11.11%	8.25%	7.63%	7.07%		7.30%		1.71%	0.97%	0.84%		0.72%		0.99%
Ratio of net investment income (loss) to average net assets(c)	10.94%	8.12%	7.46%	6.87%		7.01%		1.40%	0.66%	0.55%		0.35%		0.42%
Portfolio turnover rate	91%	57%	47%	53%		58	%(f)	132%	101%	72%		69%		143%
Number of shares outstanding at end of period (000’s)	28,189	24,516	21,225	11,377		9,090		51,389	42,957	37,205		25,445		7,405
Net assets at the end of period (000’s)	$191,246	$206,712	$193,127	$106,070		$80,665		$562,725	$626,351	$735,844		$427,437		$104,030

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.

(c)	Excludes expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	The Fund’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

(f)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

Fund	2005

High Yield Bond	57%

(g)	The Fund’s performance figure was increased by less than 0.01% from a reimbursement by an affiliate.

(h)	The Fund’s performance figure was increased by 0.06% from a reimbursement for losses realized on the disposal of investments in violation of investment restrictions.

	Large Cap Value Fund						Mid Cap Growth Fund
	Year Ended August 31,						Year Ended August 31,
	2009	2008	2007	2006		2005	2009	2008	2007	2006	2005

PER SHARE DATA
Net asset value at beginning of period	$12.51	$15.74	$14.58	$13.72		$12.18	$7.42	$9.36	$8.15	$7.56	$5.94

Income (loss) from investment operations:
Net investment income (loss)(d)	0.15	0.20	0.18	0.21		0.18	(0.01)	(0.02)	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currencies	(3.00)	(2.51)	1.67	1.50		2.05	(1.59)	(0.97)	1.80	0.60	1.63
Net increase from payments by affiliates	—	—	—	0.00		—	—	—	—	—	—

Total income (loss) from investment operations	(2.85)	(2.31)	1.85	1.71		2.23	(1.60)	(0.99)	1.78	0.59	1.62

Distributions from:
Net investment income	(0.29)	(0.14)	(0.07)	(0.06)		(0.17)	—	—	—	—	—
Net realized gain on securities	—	(0.78)	(0.62)	(0.79)		(0.52)	(0.03)	(0.95)	(0.57)	—	—

Total distributions	(0.29)	(0.92)	(0.69)	(0.85)		(0.69)	(0.03)	(0.95)	(0.57)	—	—

Net asset value at end of period	$9.37	$12.51	$15.74	$14.58		$13.72	$5.79	$7.42	$9.36	$8.15	$7.56

TOTAL RETURN(a)	(22.55)%	(15.47)%	12.89%	12.98	%(e)	18.62%	(21.43)%	(11.98)%	22.57%	7.80%	27.27%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.81%	0.81%	0.81%	0.81%		0.81%	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of expenses to average net assets(c)	0.97%	0.92%	0.89%	0.97%		1.01%	1.25%	1.17%	1.25%	1.34%	1.37%
Ratio of expense reductions to average net assets	0.01%	0.01%	—	—		—	0.05%	0.02%	0.01%	—	—
Ratio of net investment income (loss) to average net assets(b)	1.70%	1.41%	1.16%	1.54%		1.41%	(0.29)%	(0.28)%	(0.26)%	(0.15)%	(0.18)%
Ratio of net investment income (loss) to average net assets(c)	1.53%	1.30%	1.08%	1.38%		1.21%	(0.69)%	(0.60)%	(0.66)%	(0.64)%	(0.70)%
Portfolio turnover rate	182%	183%	105%	103%		84%	116%	125%	121%	142%	125%
Number of shares outstanding at end of period (000’s)	16,825	24,675	26,589	12,192		6,476	27,455	28,873	9,052	7,929	6,920
Net assets at the end of period (000’s)	$157,711	$308,635	$418,508	$177,737		$88,853	$158,841	$214,201	$84,765	$64,583	$52,335

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.

(c)	Excludes expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	The Fund’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

	Mid Cap Value Fund					Moderate Growth Lifestyle Fund
	Year Ended August 31,					Year Ended August 31,
	2009	2008	2007	2006	2005	2009		2008		2007		2006		2005

PER SHARE DATA
Net asset value at beginning of period	$15.31	$20.09	$18.75	$18.27	$16.18	$11.40		$13.04		$12.44		$12.04		$10.46

Income (loss) from investment operations:
Net investment income (loss)(d)	0.13	0.07	0.10	0.08	0.01	0.25		0.29		0.21		0.16		0.18
Net realized and unrealized gain (loss) on investments and foreign currencies	(2.40)	(3.11)	3.14	1.79	3.63	(0.96)		(1.08)		1.49		0.70		1.58
Net increase from payments by affiliates	—	—	—	—	—	—		—		—		—		—

Total income (loss) from investment operations	(2.27)	(3.04)	3.24	1.87	3.64	(0.71)		(0.79)		1.70		0.86		1.76

Distributions from:
Net investment income	(0.06)	(0.09)	(0.07)	(0.01)	(0.01)	(0.26)		(0.17)		(0.12)		(0.06)		(0.18)
Net realized gain on securities	(0.27)	(1.65)	(1.83)	(1.38)	(1.54)	(0.31)		(0.68)		(0.98)		(0.40)		—

Total distributions	(0.33)	(1.74)	(1.90)	(1.39)	(1.55)	(0.57)		(0.85)		(1.10)		(0.46)		(0.18)

Net asset value at end of period	$12.71	$15.31	$20.09	$18.75	$18.27	$10.12		$11.40		$13.04		$12.44		$12.04

TOTAL RETURN(a)	(14.17)%	(16.05)%	18.15%	10.74%	23.18%	(5.33)%		(6.70)%		14.18%		7.21%		16.88%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	1.05%	1.05%	1.05%	1.05%	1.05%	0.10	%(e)	0.10	%(e)	0.10	%(e)	0.10	%(e)	0.10	%(e)
Ratio of expenses to average net assets(c)	1.17%	1.13%	1.11%	1.20%	1.18%	0.22	%(e)	0.20	%(e)	0.20	%(e)	0.24	%(e)	0.25	%(e)
Ratio of expense reductions to average net assets	0.03%	0.01%	0.02%	0.01%	0.02%	—		—		—		—		—
Ratio of net investment income (loss) to average net assets(b)	1.22%	0.43%	0.47%	0.40%	0.01%	2.81	%(e)	2.42	%(e)	1.64	%(e)	1.35	%(e)	1.58	%(e)
Ratio of net investment income (loss) to average net assets(c)	1.10%	0.35%	0.41%	0.25%	(0.11)%	2.69	%(e)	2.32	%(e)	1.54	%(e)	1.21	%(e)	1.44	%(e)
Portfolio turnover rate	84%	72%	59%	76%	46%	175%		108%		64%		70%		38%
Number of shares outstanding at end of period (000’s)	37,634	40,372	26,139	19,331	16,528	14,009		12,783		9,401		7,122		6,129
Net assets at the end of period (000’s)	$478,457	$618,150	$525,119	$362,379	$302,014	$141,786		$145,705		$122,551		$88,558		$73,804

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.

(c)	Excludes expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	Does not include underlying fund expenses that the Funds bear indirectly.

	Money Market II Fund					Small Cap Growth Fund
	Year Ended August 31,					Year Ended August 31,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005

PER SHARE DATA
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$11.46	$14.59	$12.68	$12.19	$10.20

Income (loss) from investment operations:
Net investment income (loss)(d)	0.01	0.03	0.05	0.04	0.02	(0.07)	(0.09)	(0.09)	(0.07)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.00)	(0.00)	—	—	—	(1.96)	(2.20)	2.00	0.56	2.08
Net increase from payments by affiliates	—	—	—	—	—	—	—	—	—	—

Total income (loss) from investment operations	0.01	0.03	0.05	0.04	0.02	(2.03)	(2.29)	1.91	0.49	1.99

Distributions from:
Net investment income	(0.01)	(0.03)	(0.05)	(0.04)	(0.02)	—	—	—	—	—
Net realized gain on securities	—	—	—	—	—	(0.12)	(0.84)	—	—	—

Total distributions	(0.01)	(0.03)	(0.05)	(0.04)	(0.02)	(0.12)	(0.84)	—	—	—

Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$9.31	$11.46	$14.59	$12.68	$12.19

TOTAL RETURN(a)	0.89%	3.08%	4.88%	4.09%	1.99%	(17.44)%	(16.52)%	15.06%	4.02%	19.51%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.55%	0.55%	0.55%	0.56%	0.56%	1.16%	1.16%	1.16%	1.16%	1.16%
Ratio of expenses to average net assets(c)	0.75%	0.67%	0.64%	0.67%	0.75%	1.49%	1.39%	1.35%	1.40%	1.44%
Ratio of expense reduction to average net assets	—	—	—	—	—	0.01%.	0.00%	0.01%	—	—
Ratio of net investment income (loss) to average net assets(b)	0.94%	3.04%	4.78%	4.13%	1.98%	(0.88)%	(0.75)%	(0.67)%	(0.55)%	(0.81)%
Ratio of net investment income (loss) to average net assets(c)	0.73%	2.93%	4.69%	4.02%	1.78%	(1.21)%	(0.98)%	(0.86)%	(0.79)%	(1.09)%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A	83%	158%	58%	69%	46%
Number of shares outstanding at end of period (000’s)	253,830	329,922	337,050	151,326	75,836	4,546	4,195	3,884	3,892	3,779
Net assets at the end of period (000’s)	$253,242	$329,212	$337,050	$151,326	$75,836	$42,310	$48,061	$56,678	$49,354	$46,088

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.

(c)	Excludes expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

	Small Cap Value Fund						Socially Responsible Fund
	Year Ended August 31,						Year Ended August 31,
	2009	2008	2007		2006	2005	2009	2008	2007		2006	2005

PER SHARE DATA
Net asset value at beginning of period	$13.75	$15.35	$15.06		$15.61	$13.68	$11.39	$13.49	$12.06		$11.21	$10.25

Income (loss) from investment operations:
Net investment income (loss)(d)	0.15	0.17	0.12		0.11	0.12	0.14	0.18	0.19		0.17	0.15
Net realized and unrealized gain (loss) on investments and foreign currencies	(3.28)	(0.98)	1.27		1.25	2.68	(2.37)	(1.46)	1.51		0.96	0.96
Net increase from payments by affiliates	—	—	0.00		—	—	—	—	0.00		—	0.00

Total income (loss) from investment operations	(3.13)	(0.81)	1.39		1.36	2.80	(2.23)	(1.28)	1.70		1.13	1.11

Distributions from:
Net investment income	(0.12)	(0.09)	(0.07)		(0.02)	(0.13)	(0.19)	(0.12)	(0.06)		(0.05)	(0.15)
Net realized gain on securities	(0.62)	(0.70)	(1.03)		(1.89)	(0.74)	(0.04)	(0.70)	(0.21)		(0.23)	—

Total distributions	(0.74)	(0.79)	(1.10)		(1.91)	(0.87)	(0.23)	(0.82)	(0.27)		(0.28)	(0.15)

Net asset value at end of period	$9.88	$13.75	$15.35		$15.06	$15.61	$8.93	$11.39	$13.49		$12.06	$11.21

TOTAL RETURN(a)	(21.71)%	(5.23)%	9.22	%(g)	9.69%	20.84%	(19.20)%	(10.04)%	14.22	%(f)	10.16%	10.85	%(e)

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.95%	0.95%	0.95%		0.95%	0.95%	0.56%	0.56%	0.56%		0.56%	0.56%
Ratio of expenses to average net assets(c)	1.11%	1.11%	1.11%		1.21%	1.22%	0.69%	0.65%	0.63%		0.71%	0.71%
Ratio of expense reductions to average net assets	0.00%	0.01%	0.00%		—	—	0.02%	0.02%	0.03%		—	—
Ratio of net investment income (loss) to average net assets(b)	1.77%	1.02%	0.77%		0.74%	0.83%	1.79%	1.46%	1.45%		1.52%	1.47%
Ratio of net investment income (loss) to average net assets(c)	1.60%	0.86%	0.61%		0.49%	0.56%	1.67%	1.37%	1.38%		1.37%	1.32%
Portfolio turnover rate	32%	39%	33%		58%	85%	86%	120%	152%		172%	74%
Number of shares outstanding at end of period (000’s)	34,981	22,274	16,918		7,622	6,235	73,479	80,127	68,651		24,486	17,180
Net assets at the end of period (000’s)	$345,551	$306,357	$259,704		$114,809	$97,314	$656,132	$912,992	$925,906		$295,231	$192,604

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.

(c)	Excludes expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	The Fund’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

(f)	The Fund’s performance was increased by less than 0.01% from a reimbursement by an affiliate.

(g)	The Fund’s performance figure was increased by less than 0.01% from a gain realized on the disposal of investments in violation of investment restrictions.

	Strategic Bond Fund
	Year Ended August 31,
	2009	2008	2007		2006		2005

PER SHARE DATA
Net asset value at beginning of period	$11.10	$11.33	$11.36		$11.08		$10.66

Income (loss) from investment operations:
Net investment income (loss)(d)	0.66	0.65	0.61		0.58		0.56
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.60)	(0.29)	(0.12)		0.04		0.65
Net increase from payments by affiliates	—	—	—		0.00		—

Total income (loss) from investment operations	0.06	0.36	0.49		0.62		1.21

Distributions from:
Net investment income	(0.87)	(0.51)	(0.40)		(0.16)		(0.54)
Net realized gain on securities	—	(0.08)	(0.12)		(0.18)		(0.25)

Total distributions	(0.87)	(0.59)	(0.52)		(0.34)		(0.79)

Net asset value at end of period	$10.29	$11.10	$11.33		$11.36		$11.08

TOTAL RETURN(a)	2.23%	3.13%	4.32%		5.75	%(g)	11.66	%(e)

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.89%	0.89%	0.89%		0.89%		0.89%
Ratio of expenses to average net assets(c)	1.05%	1.00%	1.02%		1.12%		1.09%
Ratio of expense reductions to average net assets	—	—	—		—		—
Ratio of net investment income (loss) to average net assets(b)	7.01%	5.81%	5.49%		5.38%		5.21%
Ratio of net investment income (loss) to average net assets(c)	6.85%	5.70%	5.35%		5.16%		5.01%
Portfolio turnover rate	129%	127%	126	%(h)	105	%(h)	159	%(f)(h)
Number of shares outstanding at end of period (000’s)	34,144	31,963	25,743		17,195		12,302
Net assets at the end of period (000’s)	$351,498	$354,895	$291,727		$195,413		$136,295

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.

(c)	Excludes expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	The Fund’s performance figure increased by 0.10% from a gain realized on the disposal of investments in violation of investment restrictions.

(f)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

Fund	2005

Strategic Bond	153%

(g)	The Fund’s performance figure was increased by less than 0.01% from a reimbursement by an affiliate.

(h)	Portfolio turnover includes “to be announced” (“TBA”) transactions. Previously, portfolio turnover was calculated prior to including TBA transactions and was as follows:

Fund	2007	2006	2005

Strategic Bond	120%	104%	155%

Interested in Learning More?

The Statement of Additional Information (SAI) incorporated by reference into this Prospectus contains additional information about VC II’s operations.

Further information about the Funds’ investments is available in VC II’s annual and semi-annual reports to shareholders. VC II’s annual report discusses market conditions and investment strategies that significantly affected VC II’s performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about VC II. You may reach VALIC by calling 1-800-448-2542 or by writing to P.O. Box 15648, Amarillo, Texas 79105-5648.

VC II’s prospectus, SAI and semi-annual and annual reports are available online, however, through the internet websites of insurance companies offering the Funds as investment options.

The Securities and Exchange Commission also maintains copies of these documents:

•	To view information online: Access the SEC’s web site at http://www.sec.gov.

•	To review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, D.C. 20549-0102; or call the SEC at: 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov.

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-08789
VC 10832 VER 01/2010

VALIC Company II
2929 Allen Parkway
Houston, Texas 77019

January 1, 2010

VALIC Company II (“VC II”) is a mutual fund made up of 15 separate Funds, one of which is described in this Prospectus. The investment objective of the Mid Cap Value Fund (the “Fund”) is capital growth through investments in equity securities of medium capitalization companies using a value-oriented investment approach. The Fund is discussed in more detail on its Fact Sheet contained in this Prospectus.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

2

Welcome

This Prospectus provides you with information you need to know before investing in the Fund. Please read and retain this Prospectus for future reference. Unless otherwise specified in this prospectus, the words “you” and “your” mean the participant. “VALIC” means The Variable Annuity Life Insurance Company, the investment adviser to the Fund.

Individuals cannot invest in the Fund directly. Instead, they participate through an annuity contract or variable life insurance policy (collectively, the “Contracts” and each a “Contract”) with VALIC or one of its affiliates, or through a qualifying retirement plan (collectively, the “Plans” and each a “Plan”). For this purpose, Plans include qualifying employer-sponsored retirement plans and Individual Retirement Accounts (“IRAs”), under which the Fund may be offered without adversely affecting their availability under the Contracts.

All inquiries regarding this Prospectus, or a Contract or Plan issued by VALIC or an IRA in which VALIC serves as the custodian/trustee should be directed, in writing, to VALIC, P.O. Box 15648, Amarillo, Texas 79105-5648, or by calling 1-800-448-2542.

About the Fund

The investment objective and strategies for the Fund are non-fundamental and may be changed by VC II’s Board of Trustees without investor approval. Investors will be given written notice in advance of any change to the Fund’s investment objective. In addition, the Fund has an investment strategy that requires 80% of its assets to be invested consistently with its name. VC II may change this strategy without investor approval; however, investors will receive 60 days notice prior to any such change.

From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategy, in attempting to respond to adverse market, economic, political or other conditions. There is no limit on Fund investments in money market securities for temporary defensive purposes. If the Fund takes such a temporary defensive position, it may not achieve its investment objective.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

3

Mid Cap Value Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Advisers
FAF Advisors, Inc. (“FAF Advisors”)
Wellington Management Company, LLP (“Wellington
  Management”)

Investment Objective
The Fund seeks capital growth, through investment in equity securities of medium capitalization companies using a value-oriented investment approach.

Investment Strategy
The Fund invests, under normal circumstances, at least 80% of net assets in equity securities of mid-capitalization companies. “Net assets” will take into account borrowing for investment purposes. Mid-capitalization companies include companies with a market capitalization equaling or exceeding $500 million but not exceeding the largest market capitalization of the Russell Midcap® Index range. As of the most recent annual reconstitution of the Russell Midcap® Index on June 26, 2009, the market capitalization range of the companies in the Index was $779 million to $12.2 billion. Companies falling within the lower end of this market capitalization range may be considered small-capitalization companies.

The sub-advisers use their own investment strategies to pursue the Fund’s investment objective. Generally, the sub-advisers select stocks that they believe meet one or more of the following criteria.

-	are undervalued relative to other securities in the same industry or market;

-	exhibit good or improving fundamentals; or

-	exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

In determining whether a company is exhibiting good or improving fundamentals, each sub-adviser conducts extensive research, which generally consists of reviewing of a company’s business prospects, including its financial strength, business plans, industry, position and/or management experience. Each sub-adviser’s valuation techniques are a key component to the Fund’s investment approach.

The Fund may invest up to 20% of its total assets in foreign securities. In addition, the Fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the Fund’s return.

Wellington Management manages approximately 60% of the Fund’s assets and FAF Advisors manages approximately 40% of the Fund’s assets. The amount that each sub-adviser manages may change from time-to-time as determined by VALIC.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks, as presented alphabetically, the value of your investment may fluctuate:

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Medium Capitalization Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-advisers, may fail to produce the intended return.

Value Investing Risk: The risk that the portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

4

Mid Cap Value Fund

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Prior to January 1, 2002, the Fund was sub-advised by Neuberger Berman Management, Inc. Wellington Management assumed sub-advisory duties on January 1, 2002, and FAF Advisors assumed sub-advisory duties on November 7, 2005.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2009, the Fund’s return was 29.60%.

Best quarter: 21.26%, quarter ending June 30, 2003

Worst quarter: −21.11%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, the Russell 2500® Value Index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

As of December 31, 2008	1 Year	5 Years	10 Years

Mid Cap Value	−38.69%	−1.32%	5.97%
Russell 2500® Value Index	−31.99%	−0.15%	5.72%

The Russell 2500® Value Index measures the performance of those Russell 2500® companies (the 2500 smallest companies, by market capitalization in the Russell 3000® Index) with lower price-to-book ratios and lower forecasted growth values.

5

Expense Summary

The table below describes the fees and expenses you may pay if you remain invested in the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the Contracts or administrative fees charged in the Plans in which the Fund is offered and had such fees been included, your expenses would be higher. Please see your Contract prospectus or Plan document for more details on such fees.

The Fund has no sales charges, redemption or surrender fees, exchange fees or account fees. Those kinds of fees may be imposed on you by the Contract or Plan. Such sales charges and other expenses are described in the Contract prospectus or Plan document.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Mid Cap
Value(2)

Management Fees	0.72%
Other Expenses	0.45%
Total Fund Expenses	1.17%
Expense Reimbursement	0.12%
Net Expenses(1)	1.05%

(1)	VALIC will waive fees and reimburse expenses should the Total Fund Expenses before Expense Reimbursement be higher than the Net Expenses. VALIC may not increase such ratios, which are contractually required by agreement with the Board of Trustees, without the approval of the Trustees, including a majority of the Independent Trustees. The expense waivers and fee reimbursements will continue through December 31, 2010, subject to their termination by the Board of Trustees, including a majority of the Independent Trustees.

(2)	Through a commission recapture program a portion of the Fund’s expenses may be reduced. “Other Expenses” do not take into account these potential expense reductions and are therefore potentially higher than the actual expenses the Fund may incur. The Fund may participate in commission recapture arrangements. Had the expense reductions been taken into account, the Fund’s “Net Expenses” would be 1.02%.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect charges imposed by the Contract or Plan, and if those charges were included, the expenses would have been higher than those shown below. See the Contract prospectus or Plan document for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Mid Cap Value(1)	$107	$360	$632	$1,410

(1)	The Example does not take into account expense reductions resulting from the commission recapture program. If these expense reductions were included, your costs would be lower.

6

Investment Glossary

The Fund’s principal (key) investment strategy and risks are discussed above. More detail on investments and investment techniques is discussed below. The Fund may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy.

American Depositary Receipts (“ADRs”)
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which the Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

Asset-Backed Securities
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders. Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

Derivatives
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which “derive” their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect (“hedge”) against a change in the price of the underlying security. There are some investors who take higher risk (“speculate”) and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Fund’s objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed the Fund’s initial investment in such contracts.

Diversification
The Fund’s diversification policy limits the amount that the Fund may invest in certain securities. The Fund’s diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the “Code”) as well as the 1940 Act.

Equity Securities
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock — Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock — Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock — A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include, but are not limited to, convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

Foreign Currency
The Fund buys foreign currencies when it believes the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. The Fund may also buy foreign currencies to pay for foreign securities bought for the Fund.

Foreign Securities
Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may be denominated in foreign currencies. Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs. See the Statement of Additional Information for a detailed description of those issuers considered to be foreign securities.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

Hybrid Instruments
Hybrid instruments, which include indexed or structured securities, combine the elements of derivatives, including futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices.

Money Market Securities
The Fund may invest part of its assets in high quality money market securities payable in U.S. dollars. A money market security

7

is high quality when it is rated in one of the two highest credit categories by Moody’s or S&P or another nationally recognized statistical rating organization or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
•	Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.
•	Commercial paper sold by corporations and finance companies.
•	Corporate debt obligations with remaining maturities of 13 months or less.
•	Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, adjustable rate securities, and variable rate demand notes.

Repurchase Agreements
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If the Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Fund may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

About Portfolio Turnover

Portfolio turnover occurs when the Fund sells its investments and buys new ones. High portfolio turnover occurs when the Fund sells and buys investments as part of its investment strategy.

High portfolio turnover may cause the Fund’s expenses to increase. For example, the Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase the Fund’s transaction costs and expenses.

The Financial Highlights tables show the portfolio turnover rate for the Fund.

About VC II’s Management

Investment Adviser
VALIC is a stock life insurance company and an SEC-registered investment adviser. It is a wholly-owned subsidiary of American General Life Insurance Company, which is a wholly-owned subsidiary of AGC Life Insurance Company (“AGCLIC”). AGCLIC is wholly-owned by AIG Life Holdings (US), Inc., a wholly-owned subsidiary of American International Group, Inc.

VALIC is located at 2929 Allen Parkway, Houston, Texas, 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with VC II. As Investment Adviser, VALIC oversees the day to day operations of the Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers who make investment decisions for the Fund.

The investment advisory agreement between VALIC and VC II provides for VC II to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by VC II include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to the Fund in a manner approved by the VC II’s Board of Trustees. For more information on this agreement, see the “Investment Adviser” section in the Statement of Additional Information. In addition, a discussion regarding VC II’s Board of Trustees’ approval of this agreement and the investment sub-advisory agreements between VALIC and each sub-adviser is located in VC II’s annual report for the period ended August 31, 2009.

Investment Sub-Advisers
VALIC works with investment sub-advisers for the Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser’s role is to make investment decisions for the Fund according to the Fund’s investment objectives, policies and restrictions. VALIC compensates the sub-advisers out of the fees that it receives from the Fund.

According to the investment sub-advisory agreements VALIC has with each sub-adviser, VALIC will receive investment advice from the sub-adviser for the Fund. Under these agreements, VALIC gives the sub-advisers the authority to buy and sell securities for the Fund. VALIC retains the responsibility for the overall management of the Fund. The sub-advisers may buy and sell securities for the Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of the Fund with a broker-dealer affiliated with the sub-adviser as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. VC II has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser’s affiliated broker may be considered reasonable and fair if comparable to the commission received by other brokers for the same type of securities transaction.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Fund or affiliates of the Fund.

In selecting sub-advisers, the Board of Trustees carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund by the sub-adviser; (ii) the distinct investment objective and policies of the Fund; (iii) the history, reputation, qualification and background of the sub-advisers’ personnel and its financial condition; (iv) its performance track record; and (v) other factors

8

deemed relevant. The Trustees also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Fund. A discussion of the basis for the Trustees’ approval of the investment advisory and sub-advisory agreements is available in VC II’s most recent annual report for period ended August 31. For information on obtaining the annual report to shareholders, see the section “Interested in Learning More.”

VC II relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers for the Fund without first obtaining shareholder approval for the change (other than an affiliated sub-adviser). The Board of Trustees, including a majority of the independent Trustees, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, VC II will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers’ compliance with the Fund’s investment objective, policies and restrictions.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Fund that they serve as portfolio manager, and the structure and method used by the sub-adviser to determine their compensation.

The Sub-advisers of the Fund are:

FAF Advisors, Inc. (“FAF Advisors”)
800 Nicollet Mall, Minneapolis, Minnesota 55402

FAF Advisors (formerly U.S. Bancorp Asset Management, Inc.) provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans, in addition to the First American Family of Funds. As of September 30, 2009, FAF Advisors and its affiliates had approximately $103 billion in assets under management, including investment company assets of approximately $86 billion.

Kevin Earley, CFA and Brent Mellum, CFA have primary responsibility for the day-to-day management of a portion of the Fund’s assets. Mr. Earley is currently an Equity Portfolio Manager with FAF Advisors and serves as the primary portfolio manager for FAF Advisors’ portion of the Fund’s assets. Mr. Earley joined FAF Advisors in 1997 and has 19 years of financial industry experience, including seven years in portfolio management. Mr. Mellum is a Senior Equity Portfolio Manager with FAF Advisors and co-manages FAF Advisors’ portion of the Fund’s assets. Mr. Mellum joined FAF Advisors in 1993 and has 13 years of financial industry experience, including 11 years in portfolio management.

Wellington Management Company, LLP (“Wellington Management”)
75 State Street, Boston, Massachusetts 02109

Wellington Management is a Massachusetts limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2009, Wellington Management had investment management authority with respect to approximately $505 billion in assets. The firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve.

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as Portfolio Manager of the Mid Cap Value Fund since 2002. Mr. Mordy joined Wellington Management as an investment professional in 1985.

How VALIC is Paid for Its Services
The Fund pays VALIC a fee based on its average daily net asset value. The Fund’s net asset value is the total value of the Fund’s assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund’s investments.

The Fund paid VALIC 0.72% of its average daily net assets for the fiscal year ended August 31, 2009.

The Investment Advisory Agreement entered into with the Fund does not limit how much the Fund pays in monthly expenses each year. However, VALIC agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown above in the “Expense Summary.”

9

Account Information

VC II Shares
VC II is an open-end mutual fund and may offer shares of the Fund for sale at any time. However, VC II offers shares of the Fund only to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs.

Buying and Selling Shares
As a participant in a Contract, Plan, or IRA, you do not directly buy shares of the Fund. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or through a trust or custodial account under a Plan or an IRA. When you buy these units, you specify the Fund in which you want the separate account, trustee or custodian to invest your money. The separate account, trustee or custodian in turn, buys the shares of the Fund according to your instructions.

After you invest in the Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. When you provide instructions to buy, sell, or transfer shares of the Fund, the separate account, trustee or custodian does not pay any sales or redemption charges related to these transactions. The value of such transactions is based on the next calculation of net asset value after the orders are placed with the Fund. For certain investors, there may be rules or procedures regarding the following:

•	any minimum initial investment amount and/or limitations on periodic investments;
•	how to purchase, redeem or exchange your interest in the Funds;
•	how to obtain information about your account, including account statements; and
•	any fees applicable to your account.

For more information on such rules or procedures, you should review your Contract prospectus, Plan document or custodial agreement.

The Fund does not currently foresee any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the Fund. This might force the Fund to sell portfolio securities at disadvantageous prices. In addition, VC II reserves the right to refuse to sell shares of the Fund to any separate account, plan sponsor, trustee or custodian, or financial intermediary or may suspend or terminate the offering of shares of the Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

Although VC II normally redeems Fund shares for cash, VC II has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Fund, whichever is less. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

Frequent or Short-Term Trading
The Fund, which is offered only through Contracts or Plans, is intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Fund. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

VC II believes that market timing activity is not in the best interest of the participants of the Fund. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of the Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Since the Fund may invest significantly in foreign securities, it may be particularly vulnerable to market timing. Market timing in the Fund due to significant investments in foreign securities may occur because of time zone differences between the foreign markets on which the Fund’s international portfolio securities trade and the time as of which the Fund’s net asset value is calculated. Market timers may purchase shares of the Fund based on events occurring after foreign market closing prices are established but before calculation of the Fund’s net asset value. One of the objectives of VC II’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “How Shares are Valued”).

Shares of the Fund are generally held through insurance company separate accounts or Plans or through a trust or custodial account (“Financial Intermediaries”). The ability of VC II to monitor transfers made by participants is limited by the institutional nature of the Financial Intermediaries’ omnibus accounts. VC II’s policy is that the Fund will rely on the Financial Intermediaries to monitor market timing within the Fund to the extent that VC II believes that each Financial Intermediary’s practices are reasonably designed to detect and deter transactions that are not in the best interests of the Fund.

There is no guarantee that VC II will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not VC II detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. In situations in which VC II becomes aware of possible market timing activity, it will notify the Financial Intermediary in order to help facilitate the enforcement of such entity’s market timing policies and procedures. VC II has entered into agreements with various Financial Intermediaries that require such intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a participant identified as having engaged in frequent trades. VC II reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from a Financial Intermediary, whether directly or by transfer, including orders that have been accepted by a Financial Intermediary, that

10

VC II determines not to be in the best interest of the Fund. Such rejections or refusals will be applied uniformly without exception.

You should review your Contract prospectus, enrollment materials, Plan document or custodial agreement for more information regarding market timing, including any restrictions or limitations on trades made through a Contract or Plan.

Please refer to the documents pertaining to your Contract prospectus or Plan document on how to direct investments in or redemptions from (including making transfers into or out of) the Fund and any fees that may apply. Any restrictions or limitations imposed by the Contract, Plan or IRA may differ from those imposed by VC II.

Selective Disclosure of Portfolio Holdings
VC II’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the Statement of Additional Information.

How Shares are Valued
The net asset value per share (“NAV”) for the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of the Fund by the number of outstanding shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Board of Trustees, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board of Trustees. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

At the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices are unreliable. The determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Trustees to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

The Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change on days when the Fund’s shares do not trade.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the customary trading session on the exchange where the security is principally traded.

During periods of extreme volatility or market crisis, the Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, as permitted by federal securities laws.

Dividends and Capital Gains

Dividends from Net Investment Income
Dividends from net investment income are declared and paid annually. Dividends from net investment income are automatically reinvested into additional shares of the Fund. The Fund reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Distributions from Capital Gains
When the Fund sells a security for more than it paid for that security, a capital gain results. Distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested into additional shares of the Fund.

Tax Consequences
As the owner of a Contract or a participant under your employer’s Contract or Plan, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus or your Plan document for further information concerning the federal income tax consequences to you of investing in the Fund.

The Fund will annually designate certain amounts of its dividends paid as eligible for the dividend received deduction. If the Fund incurs foreign taxes, it will elect to pass-through allowable foreign tax credits. These designations and elections will benefit VALIC, in potentially material amounts, and will not beneficially or adversely affect you or the Fund. The benefits to VALIC will not be passed to you or the Fund.

11

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended 2008 and 2009 have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of VC II, whose report, along with the Fund’s financial statements, is included in VC II’s annual report to shareholders which is available upon request. Information prior to fiscal year 2008 was audited by Ernst & Young LLP.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

	Mid Cap Value Fund
	Year Ended August 31,
	2009	2008	2007	2006	2005

PER SHARE DATA
Net asset value at beginning of period	$15.31	$20.09	$18.75	$18.27	$16.18

Income (loss) from investment operations:
Net investment income (loss)(d)	0.13	0.07	0.10	0.08	0.01
Net realized and unrealized gain (loss) on investments and foreign currencies	(2.40)	(3.11)	3.14	1.79	3.63
Net increase from payments by affiliates	—	—	—	—	—

Total income (loss) from investment operations	(2.27)	(3.04)	3.24	1.87	3.64

Distributions from:
Net investment income	(0.06)	(0.09)	(0.07)	(0.01)	(0.01)
Net realized gain on securities	(0.27)	(1.65)	(1.83)	(1.38)	(1.54)

Total distributions	(0.33)	(1.74)	(1.90)	(1.39)	(1.55)

Net asset value at end of period	$12.71	$15.31	$20.09	$18.75	$18.27

TOTAL RETURN(a)	(14.17)%	(16.05)%	18.15%	10.74%	23.18%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of expenses to average net assets(c)	1.17%	1.13%	1.11%	1.20%	1.18%
Ratio of expense reductions to average net assets	0.03%	0.01%	0.02%	0.01%	0.02%
Ratio of net investment income (loss) to average net assets(b)	1.22%	0.43%	0.47%	0.40%	0.01%
Ratio of net investment income (loss) to average net assets(c)	1.10%	0.35%	0.41%	0.25%	(0.11)%
Portfolio turnover rate	84%	72%	59%	76%	46%
Number of shares outstanding at end of period (000’s)	37,634	40,372	26,139	19,331	16,528
Net assets at the end of period (000’s)	$478,457	$618,150	$525,119	$362,379	$302,014

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

12

Interested in Learning More?

The Statement of Additional Information (SAI) incorporated by reference into this Prospectus contains additional information about VC II’s operations.

Further information about the Fund’s investments is available in VC II’s annual and semi-annual reports to shareholders. VC II’s annual report discusses market conditions and investment strategies that significantly affected VC II’s performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about VC II. You may reach VALIC by calling 1-800-448-2542 or by writing to P.O. Box 15648, Amarillo, Texas 79105-5648.

VC II’s prospectus, SAI and semi-annual and annual reports are available online, however, through the internet websites of insurance companies offering the Fund as investment options.

The Securities and Exchange Commission also maintains copies of these documents:

•	To view information online: Access the SEC’s web site at http://www.sec.gov.

•	To review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, D.C. 20549-0102; or call the SEC at: 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov.

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-08789
VC 10832 VER 01/2010

13

VALIC Company II
2929 Allen Parkway
Houston, Texas 77019

January 1, 2010

VALIC Company II (“VC II”) is a mutual fund made up of 15 separate Funds, one of which is described in this Prospectus (collectively, the “Funds” and each a “Fund”). The investment objective of the Money Market II Fund (the “Fund”) is to seek liquidity, protection of capital and current income through investments in short-term money market instruments. The Fund is discussed in more detail on its Fact Sheet contained in this Prospectus.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

2

Welcome

This Prospectus provides you with information you need to know before investing in the Fund. Please read and retain this Prospectus for future reference. Unless otherwise specified in this prospectus, the words “you” and “your” mean the participant. “VALIC” means The Variable Annuity Life Insurance Company, the investment adviser to the Fund.

Individuals cannot invest in the Fund directly. Instead, they participate through an annuity contract or variable life insurance policy (collectively, the “Contracts” and each a “Contract”) with VALIC or one of its affiliates, or through a qualifying retirement plan (collectively, the “Plans” and each a “Plan”). For this purpose, Plans include qualifying employer-sponsored retirement plans and Individual Retirement Accounts (“IRAs”), under which the Fund may be offered without adversely affecting their availability under the Contracts.

All inquiries regarding this Prospectus, or a Contract or Plan issued by VALIC or an IRA in which VALIC serves as the custodian/trustee should be directed, in writing, to VALIC, P.O. Box 15648, Amarillo, Texas 79105-5648, or by calling 1-800-448-2542.

About the Fund

The investment objective and strategies for the Fund are non-fundamental and may be changed by VC II’s Board of Trustees without investor approval. Investors will be given written notice in advance of any change to the Fund’s investment objective.

From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. There is no limit on Fund investments in money market securities for temporary defensive purposes. If the Fund takes such a temporary defensive position, it may not achieve its investment objective.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

3

Money Market II Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
SunAmerica Asset Management Corp. (“SAAMCo”)

Investment Objective
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

Investment Strategy
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. In accordance with Rule 2a-7 of the Investment Company Act of 1940 (the “1940 Act”), such securities must mature in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. These practices are designed to minimize any fluctuation in the value of the Fund’s portfolio.

The investments this Fund may buy include:

-	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

-	Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion;

-	Commercial paper sold by corporations and finance companies;

-	Corporate debt obligations with remaining maturities of 13 months or less;

-	Repurchase agreements;

-	Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund’s net assets);

-	Asset-backed securities;

-	Adjustable rate securities;

-	Variable rate demand notes; and

-	Illiquid and restricted securities (limited to 10% of the Fund’s net assets at all times).

Investment Risk
Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because of the following principal risks the value of your investment may fluctuate and you could lose money:

Credit Risk: The risk that the issuer in which a Fund invests will fail financially or otherwise fail to honor its obligations. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

Interest Rate Fluctuations Risk: The volatility of fixed income securities is due principally to changes in interest rates. The market value of money market securities and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risks of Investing in Money Market Securities: An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

U.S. Government Obligations Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Fund’s benchmark the Treasury Bill 3 Month Index (“T-Bill 3 Month Index”). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

SAAMCo was added as sub-adviser effective January 1, 2002. Prior to this date, VALIC managed the Fund.

For the year-to-date through September 30, 2009, the Fund’s return was 0.35%.

Best quarter: 1.56%, quarter ended December 31, 2000

Worst quarter: 0.13%, quarter ended September 30, 2003

4

Money Market II Fund

This table compares the Fund’s average annual returns to the returns of the T-Bill 3 Month Index for the periods shown. The T-Bill 3 Month Index measures monthly performance of 90-day U.S. Treasury Bills.

As of December 31, 2008	1 Year	5 Years	10 Years

Money Market II	2.24%	2.99%	3.12%
T-Bill 3 Month Index	1.41%	2.98%	3.16%

5

Expense Summary

The table below describes the fees and expenses you may pay if you remain invested in the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the Contracts or administrative fees charged in the Plans in which the Fund is offered and had such fees been included, your expenses would be higher. Please see your Contract prospectus or Plan document for more details on such fees.

The Fund has no sales charges, redemption or surrender fees, exchange fees or account fees. Those kinds of fees may be imposed on you by the Contract or Plan. Such sales charges and other expenses are described in the Contract prospectus or Plan document.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Money
Market II

Management Fees	0.25%
Other Expenses	0.50%
Total Fund Expenses	0.75%
Expense Reimbursement	0.20%
Net Expenses(1)	0.55%

(1)	VALIC will waive fees and reimburse expenses should the Total Fund Expenses before Expense Reimbursement be higher than the Net Expenses. VALIC may not increase such ratios, which are contractually required by agreement with the Board of Trustees, without the approval of the Trustees, including a majority of the Independent Trustees. The expense waivers and fee reimbursements will continue through December 31, 2010, subject to their termination by the Board of Trustees, including a majority of the Independent Trustees.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect charges imposed by the Contract or Plan, and if those charges were included, the expenses would have been higher than those shown below. See the Contract prospectus or Plan document for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Money Market II	$56	$220	$397	$912

6

Investment Glossary

The Fund’s principal (key) investment strategy and risks are discussed above. More detail on investments and investment techniques is discussed below. The Fund may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Fund investments must comply with Rule 2a-7 of the 1940 Act, which allows the purchase of only high quality money market instruments.

Asset-Backed Securities
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders. Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

Diversification
The Fund’s diversification policy limits the amount that the Fund may invest in certain securities. The Fund’s diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the “Code”) as well as the 1940 Act.

Fixed-Income Securities
Fixed-income securities include a broad array of short-, medium- and long-term obligations, including notes and bonds. Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed-income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed-income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company’s ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds are not the only type of fixed-income security. Other fixed-income securities include but are not limited to U.S. and foreign corporate fixed income-securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; fixed-income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it’s very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed-income securities may be acquired with warrants attached. For more information about specific fixed income securities see the Statement of Additional Information.

Investments in fixed-income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-related fixed-income securities see “Mortgage-Related Securities.”

The Fund’s investment in U.S. Government securities may include investments in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Fund itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

Foreign Securities
Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may be denominated in foreign currencies. Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs. See the Statement of Additional Information for a detailed description of those issuers considered to be foreign securities.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices

7

and requirements comparable to those applicable to U.S. companies.

Illiquid Securities
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or any Fund’s sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by VC II’s Board of Trustees. If VALIC or the sub-adviser concludes that a security is not liquid, that investment will be included for the purpose of determining a Fund’s compliance with the limitation on illiquid securities.

Loan Participations and Assignments
Loan participations and assignments are investments in which the Fund acquires some or all of the interest in a loan to a corporate borrower made by a bank or other lending institution. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Money Market Securities
The Fund may invest part of its assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody’s or S&P or another nationally recognized statistical rating organization or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
•	Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.
•	Commercial paper sold by corporations and finance companies.
•	Corporate debt obligations with remaining maturities of 13 months or less.
•	Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, adjustable rate securities, and variable rate demand notes.

Mortgage-Related Securities
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association (“GNMA”); or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). For more information about U.S. Government securities see “Fixed-Income Securities.”

Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations (“CMOs”) are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

Repurchase Agreements
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If the Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Fund may enter into repurchase agreements only with well-established securities dealers or banks

8

that are members of the Federal Reserve System. The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

When-Issued Securities
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Fund negotiates the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Fund may have a loss. If it sells at a higher price, the Fund may have a profit.

About Portfolio Turnover

Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy.

High portfolio turnover may cause a Fund’s expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase a Fund’s transaction costs and expenses.

About VC II’s Management

Investment Adviser
VALIC is a stock life insurance company and an SEC-registered investment adviser. It is a wholly-owned subsidiary of American General Life Insurance Company, which is a wholly-owned subsidiary of AGC Life Insurance Company (“AGCLIC”). AGCLIC is wholly-owned by AIG Life Holdings (US), Inc., a wholly-owned subsidiary of American International Group, Inc.

VALIC is located at 2929 Allen Parkway, Houston, Texas, 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with VC II. As Investment Adviser, VALIC oversees the day to day operations of the Fund and supervises the purchase and sale of Fund investments. VALIC employs an investment sub-adviser who makes investment decisions for the Fund.

The investment advisory agreement between VALIC and VC II provides for VC II to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by VC II include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to the Fund in a manner approved by the VC II’s Board of Trustees. For more information on this agreement, see the “Investment Adviser” section in the Statement of Additional Information. In addition, a discussion regarding VC II’s Board of Trustees’ approval of this agreement and the investment sub-advisory agreements between VALIC and each sub-adviser is located in VC II’s annual report for the period ended August 31, 2009.

Investment Sub-Adviser
VALIC works with an investment sub-adviser for the Fund. A sub-adviser is a financial service company that specializes in certain types of investing. The sub-adviser’s role is to make investment decisions for the Fund according to the Fund’s investment objectives, policies and restrictions. VALIC compensates the sub-advisers out of the fees that it receives from the Fund.

According to the investment sub-advisory agreements VALIC has with the sub-adviser, VALIC will receive investment advice from the sub-adviser for the Fund. Under the agreement, VALIC gives the sub-adviser the authority to buy and sell securities for the Fund. VALIC retains the responsibility for the overall management of the Fund. The sub-adviser may buy and sell securities for the Fund with broker-dealers and other financial intermediaries that they select. The sub-adviser may place orders to buy and sell securities of the Fund with a broker-dealer affiliated with the sub-adviser as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. VC II has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser’s affiliated broker may be considered reasonable and fair if comparable to the commission received by other brokers for the same type of securities transaction.

VALIC and the sub-adviser may enter into simultaneous purchase and sale transactions for the Fund or affiliates of the Fund.

In selecting the sub-adviser, the Board of Trustees carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund by the sub-adviser; (ii) the distinct investment objective and policies of the Fund; (iii) the history, reputation, qualification and background of the sub-adviser’s personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Trustees also reviewed the fees to be paid by VALIC to the sub-adviser. The sub-advisory fees are not paid by the Fund. A discussion of the basis for the Trustees’ approval of the investment advisory and sub-advisory agreements is available in VC II’s most recent annual report for period ended August 31. For information on obtaining the annual report to shareholders, see the section “Interested in Learning More.”

VC II relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace the existing sub-adviser for the Fund without first obtaining shareholder approval for the change (other than an affiliated sub-adviser). The Board of Trustees, including a majority of the independent Trustees, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change

9

sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, VC II will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-adviser and oversees the sub-adviser’s compliance with the Fund’s investment objective, policies and restrictions.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Fund that they serve as portfolio manager, and the structure and method used by the sub-adviser to determine their compensation.

The Sub-adviser of the Fund is:

SunAmerica Asset Management Corp. (“SAAMCo”)
Harborside Financial Center, 3200 Plaza 5
Jersey City, NJ 07311

SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of SunAmerica Annuity and Life Assurance Company located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. As of September 30, 2009, SAAMCo managed, advised and/or administered more than $43 billion of assets.

SAAMCo’s Fixed-Income Investment Team is responsible for management of the Money Market II Fund.

How VALIC is Paid for Its Services
The Fund pays VALIC a fee based on its average daily net asset value. The Fund’s net asset value is the total value of the Fund’s assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund’s investments.

The Fund paid VALIC 0.25% of its average daily net assets for the fiscal year ended August 31, 2009.

The Investment Advisory Agreement entered into with the Fund does not limit how much the Fund pays in monthly expenses each year. However, VALIC agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown above in the “Expense Summary.”

10

Account Information

VC II Shares
VC II is an open-end mutual fund and may offer shares of the Fund for sale at any time. However, VC II offers shares of the Fund only to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs.

Buying and Selling Shares
As a participant in a Contract, Plan, or IRA, you do not directly buy shares of the Fund. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or through a trust or custodial account under a Plan or an IRA. When you buy these units, you specify the Fund in which you want the separate account, trustee or custodian to invest your money. The separate account, trustee or custodian in turn, buys the shares of the Fund according to your instructions.

After you invest in the Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. When you provide instructions to buy, sell, or transfer shares of the Fund, the separate account, trustee or custodian does not pay any sales or redemption charges related to these transactions. The value of such transactions is based on the next calculation of net asset value after the orders are placed with the Fund. For certain investors, there may be rules or procedures regarding the following:

•	any minimum initial investment amount and/or limitations on periodic investments;
•	how to purchase, redeem or exchange your interest in the Funds;
•	how to obtain information about your account, including account statements; and
•	any fees applicable to your account.

For more information on such rules or procedures, you should review your Contract prospectus, Plan document or custodial agreement.

The Fund does not currently foresee any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the Fund. This might force the Fund to sell portfolio securities at disadvantageous prices. In addition, VC II reserves the right to refuse to sell shares of the Fund to any separate account, plan sponsor, trustee or custodian, or financial intermediary or may suspend or terminate the offering of shares of the Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

Although VC II normally redeems Fund shares for cash, VC II has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Fund, whichever is less. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

Frequent or Short-Term Trading
The Fund, which is offered only through Contracts or Plans, is intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Fund. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

VC II believes that market timing activity is not in the best interest of the participants of the Fund. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of the Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Shares of the Fund are generally held through insurance company separate accounts or Plans or through a trust or custodial account (“Financial Intermediaries”). The ability of VC II to monitor transfers made by participants is limited by the institutional nature of the Financial Intermediaries’ omnibus accounts. VC II’s policy is that the Fund will rely on the Financial Intermediaries to monitor market timing within the Fund to the extent that VC II believes that each Financial Intermediary’s practices are reasonably designed to detect and deter transactions that are not in the best interests of the Fund.

There is no guarantee that VC II will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not VC II detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. In situations in which VC II becomes aware of possible market timing activity, it will notify the Financial Intermediary in order to help facilitate the enforcement of such entity’s market timing policies and procedures. VC II has entered into agreements with various Financial Intermediaries that require such intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a participant identified as having engaged in frequent trades. VC II reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from a Financial Intermediary, whether directly or by transfer, including orders that have been accepted by a Financial Intermediary, that VC II determines not to be in the best interest of the Fund. Such rejections or refusals will be applied uniformly without exception.

You should review your Contract prospectus, enrollment materials, Plan document or custodial agreement for more information regarding market timing, including any restrictions or limitations on trades made through a Contract or Plan.

Please refer to the documents pertaining to your Contract prospectus or Plan document on how to direct investments in or redemptions from (including making transfers into or out of) the Fund and any fees that may apply. Any restrictions or limitations imposed by the Contract, Plan or IRA may differ from those imposed by VC II.

11

Selective Disclosure of Portfolio Holdings
VC II’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the Statement of Additional Information.

How Shares are Valued
The net asset value per share (“NAV”) for the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of the Fund by the number of outstanding shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Board of Trustees, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board of Trustees. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

At the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices are unreliable. The determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Trustees to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

The Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change on days when the Fund’s shares do not trade.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the customary trading session on the exchange where the security is principally traded.

The securities held by the Fund are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. In accordance with Rule 2a-7 under the 1940 Act, the Board has adopted procedures intended to stabilize the Fund’s NAV at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value per share deviates from the Fund’s amortized cost per share. The calculation of such deviation is referred to as “shadow pricing.” For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

During periods of extreme volatility or market crisis, the Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, as permitted by federal securities laws.

Dividends and Capital Gains

Dividends from Net Investment Income
Dividends from net investment income are declared daily and paid monthly. Dividends from net investment income are automatically reinvested into additional shares of the Fund. The Fund reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Distributions from Capital Gains
When the Fund sells a security for more than it paid for that security, a capital gain results. Distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested into additional shares of the Fund.

Tax Consequences
As the owner of a Contract or a participant under your employer’s Contract or Plan, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus or your Plan document for further information concerning the federal income tax consequences to you of investing in the Fund.

The Fund will annually designate certain amounts of its dividends paid as eligible for the dividend received deduction. If the Fund incurs foreign taxes, it will elect to pass-through allowable foreign tax credits. These designations and elections will benefit VALIC, in potentially material amounts, and will not beneficially or adversely affect you or the Fund. The benefits to VALIC will not be passed to you or the Fund.

12

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended 2008 and 2009 have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of VC II, whose report, along with the Fund’s financial statements, is included in VC II’s annual report to shareholders which is available upon request. Information prior to fiscal year 2008 was audited by Ernst & Young LLP.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

	Money Market II Fund
	Year Ended August 31,
	2009	2008	2007	2006	2005

PER SHARE DATA
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income (loss)(d)	0.01	0.03	0.05	0.04	0.02
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.00)	(0.00)	—	—	—
Net increase from payments by affiliates	—	—	—	—	—

Total income (loss) from investment operations	0.01	0.03	0.05	0.04	0.02

Distributions from:
Net investment income	(0.01)	(0.03)	(0.05)	(0.04)	(0.02)
Net realized gain on securities	—	—	—	—	—

Total distributions	(0.01)	(0.03)	(0.05)	(0.04)	(0.02)

Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN(a)	0.89%	3.08%	4.88%	4.09%	1.99%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.55%	0.55%	0.55%	0.56%	0.56%
Ratio of expenses to average net assets(c)	0.75%	0.67%	0.64%	0.67%	0.75%
Ratio of expense reduction to average net assets	—	—	—	—	—
Ratio of net investment income (loss) to average net assets(b)	0.94%	3.04%	4.78%	4.13%	1.98%
Ratio of net investment income (loss) to average net assets(c)	0.73%	2.93%	4.69%	4.02%	1.78%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A
Number of shares outstanding at end of period (000’s)	253,830	329,922	337,050	151,326	75,836
Net assets at the end of period (000’s)	$253,242	$329,212	$337,050	$151,326	$75,836

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

13

Interested in Learning More?

The Statement of Additional Information (SAI) incorporated by reference into this Prospectus contains additional information about VC II’s operations.

Further information about the Fund’s investments is available in VC II’s annual and semi-annual reports to shareholders. VC II’s annual report discusses market conditions and investment strategies that significantly affected VC II’s performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about VC II. You may reach VALIC by calling 1-800-448-2542 or by writing to P.O. Box 15648, Amarillo, Texas 79105-5648.

VC II’s prospectus, SAI and semi-annual and annual reports are available online, however, through the internet websites of insurance companies offering the Fund as investment options.

The Securities and Exchange Commission also maintains copies of these documents:

•	To view information online: Access the SEC’s web site at http://www.sec.gov.

•	To review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, D.C. 20549-0102; or call the SEC at: 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov.

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-08789
VC 10832 VER 01/2010

14